UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

QC HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2015

Dear Fellow Stockholder:

You are invited to attend the annual meeting of stockholders of QC Holdings, Inc. The meeting will be held at 10:00 a.m., local time, Thursday, June 4, 2015, at the company’s corporate office, 9401 Indian Creek Parkway, Suite 1500, Overland Park, Kansas 66210. At the annual meeting you will be asked to elect five members to our board of directors, to consider a proposal to ratify the adoption of the 2015 Equity Incentive Plan and to ratify the selection of independent auditors for the company for 2015. We will also be discussing our results for the past year and answering your questions.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Please mark, sign and date your proxy card today and return it in the envelope provided. Many of you can also vote by telephone or via the Internet as described on the proxy card.

Thank you for your support of QC Holdings and your involvement in this important process.

Sincerely,

Don Early

Chairman of the Board

QC HOLDINGS, INC.

9401 Indian Creek Parkway, Suite 1500

Overland Park, Kansas 66210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 4, 2015

TO THE STOCKHOLDERS OF QC HOLDINGS, INC.

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of QC Holdings, Inc. will be held at the company’s corporate office, 9401 Indian Creek Parkway, Suite 1500, Overland Park, Kansas 66210 at 10:00 a.m., local time, on Thursday, June 4, 2015, for the following purposes:

1.	To elect five directors, each for a term of one year and until their successors are elected and qualified;

2.	To consider a proposal to ratify the adoption of our 2015 Equity Incentive Plan;

3.	To ratify the appointment of Grant Thornton LLP as independent registered public accounting firm for the company for the year ending December 31, 2015; and

4.	To transact any other business properly introduced at the meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on April 16, 2015, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On April 16, 2015, the record date for the annual meeting, there were 17,388,681 shares of common stock outstanding. Each outstanding share is entitled to one vote.

Our board of directors encourages you to mark, sign and date your proxy card and return it today in the enclosed postage prepaid envelope, or vote by telephone or via the Internet (as described on the proxy card), whether or not you intend to be present at the annual meeting.

By Order of the Board of Directors

Mary Lou Early

Secretary

Overland Park, Kansas

April 30, 2015

QC HOLDINGS, INC.

9401 Indian Creek Parkway, Suite 1500

Overland Park, Kansas 66210

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 4, 2015

SOLICITATION AND REVOCABILITY OF PROXIES

This proxy statement and the enclosed proxy card are furnished to the stockholders of QC Holdings, Inc., a Kansas corporation, in connection with the solicitation of proxies by the company for use at our annual meeting of stockholders, and any adjournments or postponements thereof, to be held at the company’s corporate office, 9401 Indian Creek Parkway, Suite 1500, Overland Park, Kansas 66210 at 10:00 a.m., local time, on Thursday, June 4, 2015. The mailing of this proxy statement, the proxy card, the notice of annual meeting and our annual report on Form 10-K, which constitutes our 2014 annual report to stockholders, is expected to begin on April 30, 2015. All costs of solicitation will be borne by the company.

You are requested to vote your shares by following the instructions on the proxy card for voting by telephone or via the Internet or by completing, signing, dating and returning the proxy card promptly in the enclosed postage prepaid envelope. Your proxy may be revoked by written notice of revocation delivered to the secretary of the company, by executing and delivering a later dated proxy or by voting in person at the annual meeting. Attendance at the annual meeting will not constitute a revocation of your proxy unless you vote in person at the annual meeting or deliver an executed and later dated proxy. Proxies duly executed and received in time for the annual meeting will be voted in accordance with the stockholders’ instructions. If no instructions are given, proxies will be voted as follows:

1.	to elect Don Early, Mary Lou Early, Richard B. Chalker, Gerald F. Lamberti, and Jack L. Sutherland as directors to serve for one year terms until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	to consider a proposal to ratify the adoption of our 2015 Equity Incentive Plan;

3.	to ratify the appointment of Grant Thornton LLP as independent registered public accounting firm for the company for the year ending December 31, 2015; and

4.	in the discretion of the proxy holder as to any other matter properly coming before the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 4, 2015

The notice of annual meeting, proxy statement, form of proxy card and 2014 Annual Report to Stockholders are available at www.edocumentview.com/QCCO. In accordance with Securities Exchange Commission rules, the materials on the site are readable and printable. The site does not use “cookies” or other tracking features that identify visitors to the site.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

Only the record holders of shares of common stock as of the close of business on April 16, 2015, are entitled to vote on the matters to be presented at the annual meeting, either in person or by proxy. At the close of business on April 16, 2015, there were outstanding and entitled to vote a total of 17,388,681 shares of common stock, constituting all of our outstanding voting securities.

The presence at the annual meeting, in person or by proxy, of the holders of at least a majority of the shares of common stock as of the record date is necessary to constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum at the annual meeting. A broker non- vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. Each share of common stock is entitled to one vote for each director to be elected and for each other matter properly brought to a vote of the stockholders at the annual meeting. A plurality of the votes cast at the annual meeting is required to elect the directors. Broker non-votes are not deemed to be represented at the annual meeting for purposes of the votes on the proposals to ratify the adoption of the 2015 Equity Incentive Plan and to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm for the company. Abstentions have the effect of a negative vote on the proposals to ratify the adoption of the 2015 Equity Incentive Plan and to ratify the appointment of Grant Thornton LLP as independent registered public accounting firm for the company.

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, the stockholders will elect five directors to hold office for one year terms until our 2016 annual meeting of stockholders and until their successors are duly elected and qualified. It is intended that the names of the nominees listed below will be placed in nomination at the annual meeting to serve as directors and that the persons named in the proxy will vote for their election. All nominees listed below are currently members of the board of directors. Each nominee has consented to being named in this proxy statement and to serve if elected. If any nominee becomes unavailable to serve as a director for any reason, the shares represented by the proxies will be voted for the person, if any, designated by the board of directors. The board of directors has no reason to believe that any nominee will be unavailable to serve.

The nominees for director of the company, as well as certain information about them, are as follows:

Name	Age	Position
Don Early	72	Chairman of the Board of Directors
Mary Lou Early	70	Vice Chairman, Secretary and Director
Richard B. Chalker	74	Director
Gerald F. Lamberti	86	Director
Jack L. Sutherland	71	Director

Don Early served as chairman of the board of directors and chief executive officer of the company from May 2004 until August 2012. He continues to serve as chairman of the board of directors. Mr. Early founded the company in 1984 and has served as a director since that time. He served as president and chief executive officer from 1984 until May 2004. Mr. Early is married to Mrs. Early. Mr. Early holds a degree in business administration from the University of Missouri.

Mary Lou Early has served as vice chairman of the board of directors and secretary of the company since May 2004. She has been employed by the company in a variety of executive positions since 1988, including vice president and chief operating officer until May 2004. Mrs. Early became a director of the company in 1997. Mrs. Early is married to Mr. Early and is the mother of Darrin J. Andersen, our president and chief executive officer.

Richard B. Chalker joined our board of directors in July 2004 immediately following the company’s initial public offering. Mr. Chalker currently serves as a director of PBI/Gordon Corporation, an employee-owned manufacturer of pesticides and professional turf and agricultural products. Mr. Chalker retired in 2004 as Division Vice President, Tax and Customs, of Hallmark Cards after eight years of service. Mr. Chalker also spent 32 years at Ernst & Young LLP, including 19 years as a partner specializing in taxation. He holds a degree in industrial administration from Yale University and a law degree from DePaul University.

Gerald F. Lamberti joined our board of directors in July 2004 immediately following the company’s initial public offering. Mr. Lamberti retired from the Federal Deposit Insurance Corporation (FDIC) in 1998, where he was an attorney for over 25 years, including the last 13 years as Regional Counsel, Kansas City Region, FDIC. Prior to joining the FDIC, Mr. Lamberti was Deputy General Counsel of the United States Catholic Conference in Washington, D.C. He holds a degree in accounting from St. John’s University School of Commerce and a law degree from St. John’s University Law School. Mr. Lamberti served three years in the U.S. Air Force in the Korean War, in which he received the Distinguished Flying Cross.

Jack L. Sutherland joined our board of directors effective January 1, 2010. Mr. Sutherland currently serves as a director of ARVEST Bank—Kansas City. Mr. Sutherland served in various executive capacities with Equity Bank, N.A. from February 2009 until his retirement on December 31, 2012, including serving as Kansas City

Regional President. He provided consulting services to small businesses in connection with bank restructurings, project financings and related matters in 2008. From 2000 to 2008, Mr. Sutherland served Enterprise Bank & Trust (NASDAQ: EFSC) in a number of executive capacities, most recently as Chairman of the Board for the Kansas City Region. Mr. Sutherland has over 40 years of banking experience. He holds a bachelor’s degree in banking and finance and a MBA in finance from the University of Missouri. Mr. Sutherland was honorably discharged from the U.S. Army after attaining the rank of Captain.

The current members of our board bring a wide range of experience and qualifications, attributes and skills that support the nomination of each of these individuals for re-election to the board at the 2015 annual meeting of stockholders and uniquely position the board to assess the strategic opportunities and challenges that face the company. Mr. Early founded the company, and his extensive knowledge of the payday lending and related industries, leadership skills and entrepreneurial experience are particularly valuable to the board as it continuously assesses the direction and future of the company. Mrs. Early has served the company for more than 25 years and, during that time, virtually all aspects of operations (other than financial reporting and accounting) have reported to her. She has also participated in the evaluation of every major acquisition and diversification opportunity considered by the company for more than 20 years, and brings a specific commitment and continuity to the company’s culture. Mr. Chalker’s experience as public company director, and his executive leadership, financial and tax expertise provide insight and talents invaluable to the board. Mr. Lamberti’s career as a regulator of banks and a lawyer brings a unique perspective to the board regarding regulatory developments and oversight, and the role of the industry in serving clients who have historically not been served by the banking industry. Each of these directors, other than Mr. Sutherland, has served the company since our initial public offering in July 2004 and has gained invaluable experience in serving on the company as a publicly-traded company since that time. Mr. Sutherland was added to the board in 2010 in view of his career as a commercial bank executive, bringing extensive knowledge and experience of the banking and financial services industry, as well as executive leadership, regulatory and financial expertise to the board.

The Board of Directors recommends a vote FOR

the election of the nominees for director named above.

EXECUTIVE OFFICERS

Officers are elected on an annual basis by the board of directors and serve at the discretion of the board. Certain biographical information about our executive officers follows:

Name	Age	Position
Don Early*	72	Chairman of the Board and Director
Mary Lou Early*	70	Vice Chairman, Secretary and Director
Darrin J. Andersen	46	President and Chief Executive Officer
Douglas E. Nickerson	49	Chief Financial Officer
D. Scott Smith	54	Vice President of Operations
Matthew J. Wiltanger	44	Vice President—General Counsel
Wayne S. Wood	52	Vice President of Operations

*	Information is provided under the heading “Election of Directors” above for Don Early and Mary Lou Early. Information relating to our other executive officers with respect to their principal occupations and positions during the past five years is as follows:

Darrin J. Andersen served as our president and chief operating officer from May 2004 until August 2012. Effective August 1, 2012, Mr. Andersen was named president and chief executive officer of the company. Mr. Andersen joined the company in February 1998 and served as chief financial officer from December 1999 until April 2004. Prior to joining the company, Mr. Andersen worked in the accounting department of Newell Rubbermaid, a manufacturing company listed on the New York Stock Exchange, and in the audit group of Deloitte & Touche. Mr. Andersen is a past president of the Community Financial Services Association of America. Mr. Andersen is the son of Mary Lou Early. Mr. Andersen holds a degree in accounting from the University of Kansas, and is a certified public accountant.

Douglas E. Nickerson joined the company as chief financial officer in April 2004. Prior to joining the company, Mr. Nickerson served for eight years in various management positions with Stilwell Financial Inc., now known as Janus Capital Group, Inc., a New York Stock Exchange provider of diversified financial services. From 2001 to 2003, Mr. Nickerson served as vice president—controller and treasurer of Stilwell, and from 1999 to 2001 served as vice president—controller. Mr. Nickerson holds a degree in accounting from Kansas State University and a law degree from the University of Missouri—Kansas City. He is a certified public accountant.

D. Scott Smith has been with the company since 1994. Since January 1, 2013, Mr. Smith has served as vice president of operations. From June 2008 until December 31, 2012, Mr. Smith served as vice president of operations—western U.S. Prior to that, he served as regional director, with operational responsibility for branches in Missouri, Kansas, Oklahoma and Nebraska. Between 1994 and 2001, Mr. Smith served in all levels of operations at the company, including regional manager, area manager and branch manager. Prior to joining the company, Mr. Smith had 18 years of experience in retail/wholesale fashion management, sales and merchandising. Mr. Smith attended Penn Valley Community College and Western State College.

Matthew J. Wiltanger joined the company in January 2008 as vice president—general counsel. Prior to joining the company, Mr. Wiltanger was a partner with the law firm Shook, Hardy & Bacon, LLP in Kansas City, with a focus on business litigation, tort matters, antitrust and trade regulation. Mr. Wiltanger joined the firm in 1997 and began serving as outside litigation counsel to the company for certain matters in 2004. Mr. Wiltanger earned a journalism degree from the University of Missouri and a law degree from the University of Kansas.

Wayne S. Wood has served as vice president of operations since January 1, 2013. From January 1, 2006 until December 31, 2012, Mr. Wood served as vice president of operations, eastern U.S. Mr. Wood served as regional director, eastern U.S. from August 2003 to December 2005. Mr. Wood joined the company in June 2002 as regional manager for the state of Virginia, serving in that role until July 2003. Prior to joining the company, Mr. Wood spent four years as a division manager with Advance America Cash Advance Centers, and in various retail management positions, including 15 years as director of operations with a large national video retailer. Mr. Wood holds a degree in administration of justice from Tidewater Community College.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of common stock for (i) each director and nominee for election as a director of the company; (ii) each named executive officer, (iii) all directors and executive officers as a group, and (iv) each person known to us to be the beneficial owner of more than 5% of the outstanding shares. Beneficial ownership for directors and officers and for other 5% or greater stockholders is shown as of April 16, 2015. Except as otherwise indicated, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Outstanding(1)
Named Executive Officers and Directors(2)
Don Early(3)	8,167,583	43.9%
Mary Lou Early(4)	1,106,123	5.9
Richard B. Chalker(5)	74,358	*
Gerald F. Lamberti(5)	39,386	*
Jack L. Sutherland	65,900	*
Darrin J. Andersen(6)	1,124,647	6.0
Douglas E. Nickerson(7)	220,958	1.2
All directors and executive officers as a group (10 persons)(8)	11,025,091

5% Stockholders(9)

Gregory L. Smith(2), (10)	3,159,450

*	Less than one percent
(1)	Computed for each officer and director, and for Gregory L. Smith, as of April 16, 2015, on the basis of shares of common stock outstanding plus the options currently exercisable or exercisable within 60 days after April 16, 2015. Each listed stockholder has sole voting and investment power except as otherwise indicated.
(2)	The address of all of the named individuals is c/o QC Holdings, Inc., 9401 Indian Creek Parkway, Suite 1500, Overland Park, Kansas 66210.
(3)	Includes 188,547 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of the record date. Includes 250,000 shares owned by a limited partnership in which Mr. Early’s revocable trust is a limited partner and a limited liability company, of which Mr. Early is a member and the manager, is the general partner. The shares owned by the limited partnership are also included for Mrs. Early, although Mr. Early and Mrs. Early each disclaim beneficial ownership thereof.
(4)	Includes 157,123 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of the record date. Includes 250,000 shares owned by a limited partnership in which a limited liability company, of which Mrs. Early is a member, is the general partner. The shares owned by the limited partnership are also included for Mr. Early, although Mrs. Early and Mr. Early each disclaim beneficial ownership thereof.
(5)	Includes 12,570 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of the record date.
(6)	Includes 482,419 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of the record date.
(7)	Includes 155,569 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of the record date.
(8)	Includes an aggregate of 1,228,779 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of the record date.

(9)	Excludes 5% stockholders listed above as executive officers or directors.
(10)	Includes 99,500 shares held in irrevocable trusts for the benefit of Mr. Smith’s grandchildren, for which Mr. Smith serves as a co-trustee. Excludes shares held in irrevocable trusts for the benefit of Mr. Smith’s children, over which Mr. Smith has no voting or investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

We are required to identify any director, officer or 10% or greater beneficial owner of common stock who failed to file timely a report with the SEC required under Section 16(a) of the Securities Exchange Act of 1934 relating to ownership and changes in ownership of our common stock. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5. Based solely upon a review of reports filed under Section 16(a) of the Exchange Act and certain written representations of our directors and officers, we are not aware of any director, officer or 10% or greater beneficial owner of common stock who failed to file on a timely basis any report required by Section 16(a) of the Exchange Act for calendar year 2014.

EXECUTIVE COMPENSATION

The following provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules and may contain statements regarding future individual and company performance targets and goals. These targets and goals are disclosed in the limited context of the company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Overview

The compensation programs described below generally apply to all our executive officers, other than Mr. Don Early, our chairman of the board, and Mrs. Mary Lou Early, our vice chairman of the board. Until August 1, 2012, Mr. Early also served as our chief executive officer. Effective August 1, 2012, our then president and chief operating officer, Darrin Andersen, was named president and chief executive officer. Mr. Early retained the position of chairman of the board. Mr. Early, Mr. Andersen and Douglas E. Nickerson, our chief financial officer, are referred to as the “named executive officers.” The specific employment and compensation arrangements for Mr. Early and Mrs. Early, which vary significantly from all other executive officers, are also described below.

We established executive compensation practices and philosophies in 2007 and 2008, which largely remained in place through 2011. Effective 2012, we established new annual and long-term incentive programs, which are different in design but still consistent with certain philosophies adopted by our compensation committee in 2007-08.

In 2007, our compensation committee retained Hay Group, Inc., a global compensation consulting firm, to provide certain consulting services to the compensation committee relating to executive compensation. Hay Group was retained to provide assistance to the compensation committee regarding (i) base compensation and overall targeted compensation for the executive officers, (ii) the mix of cash and equity-based compensation for executive officers, (iii) the design of an annual cash incentive compensation program, (iv) the design of a long-term equity-based incentive compensation program, and (v) cash and equity-based compensation of non-employee directors. As a result of this engagement, we adopted new annual and long-term incentive compensation programs, which remained in place for 2007 through 2011.

In 2011, our compensation committee again retained Hay Group, Inc. to assist our compensation committee in reviewing annual incentive compensation, long-term incentive compensation and compensation of independent directors. That engagement resulted in the adoption of a new Annual Incentive Plan and a new Long-Term Incentive Plan effective for 2012 and successive years, as described further below.

Compensation of Named Executive Officers

Base Salaries. Mr. Early and Mrs. Early have received the same base salary and annual bonuses for each of the last three years, which arrangements have been formalized in the employment agreements with each described below. The employment agreements were entered into in conjunction with the change in the chief executive officer position to Mr. Andersen effective August 1, 2012. Mr. Andersen’s and Mr. Nickerson’s base salaries were unchanged in 2012, 2013 and 2014.

Annual Incentive Compensation. On December 6, 2011, the compensation committee adopted a new structure for annual incentive compensation for certain covered officers for calendar year 2012 and successive years. Under the Annual Incentive Plan, an annual incentive pool (the “Annual Incentive Pool”) for the covered officers is established each year in an amount equal to (i) the Distribution Percentage specified by the compensation committee at the time of each Annual Incentive Plan award times the actual EBITDA (as defined below) of the company for the year, which amount constitutes 90% of the Annual Incentive Pool, plus (ii) an amount at the sole discretion of the compensation committee, which may be up to 10% of the Annual Incentive Pool. The covered officers who share in each Annual Incentive Pool and the percentages (the “Sharing Percentages”) in which those covered officers share in the Annual Incentive Pool is set by the compensation committee in conjunction with the Annual Incentive Plan awards for each year (normally, each February).

Each year, the 90% component of the Annual Incentive Pool is distributed to the covered officers in the Sharing Percentages established by our compensation committee for the annual awards. The 10% component of the Annual Incentive Pool may be distributed by the compensation committee to any or all of the covered officers in the sole discretion of the compensation committee, based on the performance of the company and the covered officers for the year, such determination to be made by our compensation committee after the close of the fiscal year at the Committee’s annual review of company financial performance and executive compensation for that year.

Long-Term Incentive Plan. In accordance with the terms of our 2004 Equity Incentive Plan, as amended (the “2004 Plan”), all stock option grants are made with an option exercise price equal to fair market value, which is the closing price of our common stock on the Nasdaq Global Market on the date of the grant. Awards of stock options to executive officers have been made by the compensation committee at regular or special meetings of that committee, in conjunction with year-end review of financial results and executive performance, normally in February of the following year. Our compensation committee does not delegate the authority to grant options to any other committee or person, but for all employees, other than executive officers (and their family members), has followed the recommendation of the president regarding option grants to those non-executive employees. Prior to 2011, our compensation committee made stock option and restricted stock awards to executive officers under the then applicable long-term incentive plan. No stock options or restricted stock awards were granted to any executive officers in 2012, 2013 or 2014. The 2004 Plan expired by its terms in June 2014 and no further equity-based grants may be made under that plan after its termination date (other than upon the vesting or exercise of previously granted equity awards).

In April 2012, we adopted a new Long-Term Incentive Plan effective as of January 1, 2012. The annual long-term incentive awards (“LTI Awards”) are made at targeted dollar levels (which are unchanged from the targeted dollar levels of long-term incentive compensation established by our compensation committee in 2008), consisting of Performance Units comprising 75% of the target value and Restricted Stock Units comprising 25% of the target value. Restricted Stock Units comprising a portion of each LTI Award are made pursuant to the 2004 Plan described above and are subject to the terms of the 2004 Plan. The ultimate value of the Performance Units and Restricted Stock Units will be paid in cash to the covered officers.

Performance Units are based upon a performance measure established by our compensation committee. The performance measure for 2014 is the annual average return on assets for a three-year Performance Period (e.g., 2014—2016) at a targeted percentage return. Each Performance Unit has a target payout of $100, and covered officers will be eligible to earn 50% of the target aggregate value of Performance Units awarded to that officer by the company achieving a threshold of approximately 76.5% in 2014 (80% in 2013) of the targeted performance measure for the three-year Performance Period, and up to a maximum of 200% of the target aggregate value of Performance Units by the company achieving approximately 123.5% in 2014 (120% in 2013) of the targeted performance measure for the three-year Performance Period. Performance Units are paid in cash at the end of the Performance Period subject to continued employment by the covered officer throughout the Performance Period and subject to change in control events under the 2004 Plan described below.

Restricted Stock Units are awarded to each covered officer equal to 25% of the targeted total dollar amount of the LTI Award for that officer based on the average weighted trailing three-month price of our common stock prior to the beginning of the Performance Period (e.g., for the fourth quarter of 2013 with respect to the 2014 LTI Awards). Payout of Restricted Stock Units are made in cash at the end of the Performance Period based on the number of Restricted Stock Units awarded to the covered officer times the average weighted trailing three-month price of our common stock as of December 31 of the third year of the Performance Period (e.g., for the fourth quarter of 2016 with respect to the 2014 LTI Awards). Restricted Stock Units vest at the end of the Performance Period subject to continued employment by the covered officer throughout the Performance Period and are also subject to vesting upon a change in control event under the 2004 Plan described immediately below.

Retirement and Other Benefits

All full-time employees are eligible to participate in our 401(k) profit sharing plan. Executive officers participate in that plan on the same basis as all other participants.

In 2007, we adopted The QC Holdings, Inc. Executive Nonqualified Excess Plan (the “409A Excess Plan”), which permits any executive officer and certain other employees to make voluntary contributions to the 409A Excess Plan. The objective of the 409A Excess Plan is to provide executive officers and other eligible employees an opportunity to defer some or all of their cash compensation on a pre-tax basis, particularly in light of the limitations under our 401(k) plan due to the “top-heavy” rules under the Internal Revenue Code. The 409A Excess Plan permits a deferral of up to 100% of the cash compensation of the covered employee. We make matching contributions to the 409A Excess Plan equal to 50% of the employee’s contribution to the 409A Excess Plan, up to a maximum company contribution of 3% of cash compensation. While employee contributions to the 401(k) plan are capped by the Internal Revenue Code ($17,000 for 2012, $17,500 for 2013 and $17,500 for 2014, with slightly higher contributions permitted for employees over 50 years), there are no limits on employee contributions under the company’s 409A Excess Plan.

Each participant directs the allocation of their 409A Excess Plan balance among investment options that mirror the investment options available to participants in our 401(k) plan. Participants may change their elections at any time. While deferred, each participant’s account accrues “earnings” based on performance of the investments selected by the participant under the nonqualified plan. The nonqualified plan does not include any company-guaranteed or provide “above-market” or “preferential” earnings. The liability of the company to the participants in the 409A Excess Plan is separate and distinct from the assets that are maintained to satisfy the liability. Unlike the 401(k) Plan assets, which are independent of the company, the assets in the 409A Excess Plan are subject to the claims of creditors of the company.

Perquisites and Other Personal Benefits

We provide our executive officers with only one perquisite, which is the use of a company automobile or a car allowance, and a tax-gross-up related to the compensation expense for the car allowance or company car. The direct cash cost of this personal benefit for each named executive officer for 2012, 2013 and 2014, is included as “All Other Compensation” in the Summary Compensation Table.

Employment Agreements, Severance and Change in Control Arrangements

Employment Agreements

We do not have any employment agreements or employment arrangements with any of our executive officers or other key employees, other than employment agreements with Mr. Early and Mrs. Early described below. All other executive officers are employees “at will.”

Effective August 1, 2012, Mr. Andersen became our chief executive officer, a position that had been held by Mr. Early since the company was founded. Mr. Early continues as the chairman of the board of directors. In conjunction with the change in the chief executive officer position, the company entered into written employment agreements effective August 1, 2012, with Mr. Early and Mrs. Early. The employment agreements provide, among other things, for (i) initial employment terms of five years, subject to automatic renewal of each agreement, on a rolling basis, for additional terms of five years on each August 1, (ii) guaranteed base salaries and minimum annual bonuses that are equal to the base salaries and annual bonuses that have been paid to Mr. Early and Mrs. Early for the past three years as described in the “Summary Compensation Table” below, (iii) acknowledgement that there is no expectation that the executives will participate in the current annual incentive plan or long-term incentive plan established by the compensation committee for other executive officers or receive restricted stock awards, stock options or other equity-based compensation, subject to the authority of the compensation committee to make any such awards to the named executives at any time in its sole discretion, and (iv) participation by the executives in other benefit plans generally available to other executive officers, including health insurance, retirement plan and non-qualified supplemental retirement plan, group term life insurance and similar arrangements approved by the compensation committee from time to time, and use of a company-owned car or car allowance, with tax-gross-up for the car. The compensation committee of the Board of Directors retains the authority to increase the base salary and the guaranteed minimum bonus, but not to reduce it.

Each employment agreement terminates upon the earlier to occur of (A) December 31 of the year in which a Change of Control (defined in the employment agreements) occurs, or (B) that date which is six months following the occurrence of a Change of Control. The practical effect of this provision is that upon a Change of Control, Mr. and Mrs. Early will each receive guaranteed employment (or a change of control payment in lieu thereof) for a maximum of six months from the date of the Change of Control equal to his or her base salary plus a pro rata portion of his or her Guaranteed Minimum Bonus (the same bonus paid to each of Mr. Early and Mrs. Early for 2014 as set forth in the Summary Compensation table below). If the maximum payout occurred, Mr. Early and Mrs. Early would receive $410,000 and $281,000, respectively, payable over the maximum period of six months.

If the employment agreement is terminated by the executive for “Good Reason,” or by reason of executive’s disability or by the company for any reason other than “Cause,” then the company is required to pay, in addition to unpaid base salary and pro rata guaranteed bonus for the year in which the termination occurs, for the period beginning on the effective date of the termination and ending on the later to occur of (i) August 1, 2015, or (ii) the third anniversary of the effective date of such termination (the “Separation Pay Period”), the executive’s then current base salary and guaranteed minimum bonus.

If the executive’s employment is terminated for any reason other than for “Cause” or the executive’s death, then, during the Separation Pay Period, the executive is entitled to continue to participate, at the company’s expense, in any accident and health plan, maintained by the company, through insurance or otherwise, to the maximum extent allowed at such time under the law and the provisions of such health plan.

The employment agreements include customary confidentiality provisions but do not include any non-competition provisions.

Severance / Change in Control Arrangements.

We do not have any severance or change in control agreements with any of our executive officers (other than limited change in control provisions in the employment agreements with Mr. Early and Mrs. Early described above). Stock options, restricted stock and restricted stock units are, however, subject to vesting upon designated change in control events under the 2004 Plan.

The 2004 Plan specifies certain change in control events, including (i) a person acquiring a majority of our voting securities, (ii) our merger or consolidation with another company, (iii) the sale of all or substantially all of our assets, or (iv) any other kind of a corporate reorganization or takeover where we are not the surviving company or where we are the surviving company and the members of the board immediately prior to the reorganization do not constitute a majority of the board of directors of the surviving company.

Awards granted under the 2004 Plan may, in the discretion of the compensation committee, provide that (a) the award is immediately vested, fully earned, exercisable, and, in the case of options, converted into stock appreciation rights (SARs), as appropriate, upon a change in control event, and (b) we will make full payment to each such participant with respect to any performance share award, cash bonus or other incentive award, and permit the exercise of options or SARs, respectively, granted under the 2004 Plan to the participant upon the change in control event.

To date, all stock options granted by the compensation committee under the 2004 Plan have included a provision that in connection with a change in control event, the option may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the optionee, or the successor corporation may substitute equivalent options. If the successor corporation (if any) does not assume or substitute options, the option will become exercisable in full immediately prior to the consummation of the change in control event, (provided, however, that no acceleration will occur if the optionee is part of the group that is attempting to initiate the change in control event), and if the option is not exercised at or prior to the consummation of the change in control event, the option will terminate immediately upon the consummation of that event.

To date, all time vesting restricted stock awards granted by the compensation committee under the 2004 Plan have provided that if there is a change in control, all restrictions on the unvested shares will lapse and thereafter the remaining unvested shares will vest, free of all restrictions. Similarly, the Restricted Stock Units comprising a part of LTI Awards under the new Long-Term Incentive Plan are also subject to immediate vesting and payout upon a change in control.

Under the current Long-Term Incentive Plan, Performance Units vest upon a change in control event, as defined in the 2004 Plan. Upon vesting due to a change in control event, the Performance Units will be paid in cash based on the time elapsed during the three-year Performance Period and the relative performance of the company (through the last quarter-end preceding the change in control event) relative to the targeted performance measure for that LTI Award, all as computed by our compensation committee.

Compensation for the Years Ended December 31, 2014, 2013 and 2012

The following table sets forth all compensation paid in 2014, 2013 and 2012 to our principal executive officer and our two most highly compensated executive officers (the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Don Early	2014	500,000	320,000				40,130	860,130
Chairman	2013	500,000	320,000				47,419	867,419
	2012	500,000	320,000				47,281	867,281

Darrin J. Andersen	2014	450,000	141,000	75,000		0	45,625	711,625
President and CEO	2013	450,000	5,000	75,000		0	64,807	594,807
	2012	450,000	5,000	150,000		264,000	89,574	958,574

Douglas E. Nickerson	2014	300,000	75,000	25,000		0	33,680	433,680
Chief Financial Officer	2013	300,000	3,000	25,000		0	43,363	371,363
	2012	300,000	3,000	50,000		124,000	52,724	529,724

(1)	Reference is made to Note 16 “Stock-Based Compensation” of the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014, which identifies the valuation assumptions made in the valuation of stock-based awards in accordance with FASB ASC Topic 718 (“ASC Topic 718”). Our stock-based compensation expense recognized under ASC Topic 718 does not reflect any expected forfeitures for executive officers. The values recognized in the “Stock Awards” column do not reflect any expected forfeitures. For 2012, 2013 and 2014, stock awards consist of the grant date fair market value of the Restricted Stock Units granted to the named executive officer under our Long-Term Incentive Plan.
(2)	Non-equity incentive plan compensation consists of amounts earned for the years shown under our Annual Incentive Plan. The compensation committee certifies the amount of each award normally in February of each year in connection with the committee’s review of year-end financial results for the preceding calendar year.
(3)	Perquisites for each named executive officer include a car expense and a gross-up payment for related taxes. The reimbursement to the named executive officers in 2014 for taxes related to car allowances was $3,517 for Mr. Early, $7,071 for Mr. Andersen and $5,193 for Mr. Nickerson, respectively. All perquisites are valued at aggregate incremental cost, which is our direct cash cost. Also includes our contributions to the 401(k) and 409(A) plans for the named executive officers in the aggregate amount of $28,537 for Mr. Early, $21,220 for Mr. Andersen and $16,641 for Mr. Nickerson. For Messrs. Andersen and Nickerson, also includes $2,205 and $735, respectively, for cash dividends paid in 2014 on unvested restricted stock awards.

As discussed above under “Executive Compensation—Compensation of Named Executive Officers,” the compensation committee adopted new structures for annual and long-term incentive compensation for certain covered officers for calendar year 2012 and thereafter. The covered officers under each plan are all executive officers of the company (other than our chairman, Mr. Early, and our vice chairman, Mrs. Early) and two non-executive officers.

Under the Annual Incentive Plan in effect for 2012, 2013 and 2014, the Annual Incentive Pool for the covered officers was established by our compensation committee in an amount equal to the Distribution Percentage specified by our compensation committee at the time of each Annual Incentive Plan award times the adjusted EBITDA of the company for the year (with discretion to the committee to increase such amount by 10% for any one or all covered officers). While the compensation committee considered the dollar amount of historical annual incentive compensation targets for the covered officers under the 2007—2011 annual incentive plan structure, the Distribution Percentages for the 2012—2014 Annual Incentive Plan awards are not designed to provide a specified level of annual incentive cash compensation to the covered officers. Rather, the Distribution Percentages and Sharing Percentages for 2012—2014 (which Distribution Percentages have changed each year, while the Sharing Percentages for the covered officers have been unchanged for those years) were set based on a number of considerations, including the following: (1) the historical targeted levels of cash incentive compensation for the covered officers, (2) the percentage of EBITDA in a year that the compensation committee believes should be available to executives, in the aggregate for annual incentive compensation, (3) the belief that the percentage of EBITDA should increase slightly as the company hits higher levels of EBITDA each year, and (4) the belief that the Distribution Percentage should be zero if EBITDA falls below a certain level.

For 2014, the Distribution Percentage ranged from 2.00% to 4.00% for EBITDA between $16.5 million and $28.5 million, with a percentage of zero for EBITDA below $16.5 million and the percentage to be determined by the compensation committee for EBITDA of $28.5 million or more. EBITDA (computed in accordance with the compensation committee guidelines) for 2014 was below $16.5 million. Accordingly, there was no payout under the 2014 Annual Incentive Plan for Mr. Andersen or Mr. Nickerson for the 2014 Annual Incentive Plan awards. The compensation committee, however, retains the authority under the Annual Incentive Plan, to award discretionary bonuses to any covered officer or all covered officers, in the sole discretion of the committee. At the March 2015 meeting of the compensation committee, the executive officers (other than our chairman and vice chairman) and two other officers were awarded discretionary bonuses, which reflected the committee’s evaluation of non-financial performance successes, including the corporate management restructuring in 2014, successful regulatory examinations and implementation of improved compliance policies in response to those examinations, a new credit facility in 2014 and substantially lower balances under that credit facility at year end, and the reinstatement of the ability to pay cash dividends under the new credit facility. The discretionary cash bonuses are included in the Summary Compensation Table above for Mr. Andersen and Mr. Nickerson.

Under the Long-Term Incentive Plan adopted as of January 1, 2012, annual long-term incentive awards (“LTI Awards”) are made to the covered officers at targeted dollar levels, consisting of Performance Units comprising 75% of the target value and Restricted Stock Units comprising 25% of the target value. For purposes of the Grants of Plan-Based Awards table above, Performance Units are non-equity incentive plan awards, and Restricted Stock Units are shown as equity incentive plan awards. The ultimate value of the Performance Units and Restricted Stock Units is paid in cash to the covered officers at the end of each three-year incentive period (e.g. December 31, 2016 for the 2014 LTI Awards).

Performance Units are based upon a performance measure established by our compensation committee. The performance measure for 2012, 2013 and 2014 is the annual average return on assets for a three-year Performance Period at a targeted percentage return. Each Performance Unit has a target payout of $100, and covered officers will be eligible to earn 50% of the target aggregate value of Performance Units awarded to that officer by the company achieving a threshold of 76.5% of the targeted performance measure for the three-year Performance Period (80% for 2012 and 2013), and up to a maximum of 200% of the target aggregate value of Performance Units by the company achieving 123.5% of the targeted performance measure for the three-year Performance Period (120% for 2012 and 2013). Performance Units will be paid in cash at the end of the Performance Period subject to continued employment by the covered officer throughout the Performance Period and subject to change in control events under the 2004 Plan described above.

Restricted Stock Units are awarded to each covered officer equal to 25% of the targeted total dollar amount of the LTI Award for that officer based on the average weighted trailing three-month price of our common stock prior to the beginning of the Performance Period (e.g., for the fourth quarter of 2013 with respect to the 2014 LTI Awards). Payout of Restricted Stock Units is made in cash at the end of the Performance Period based on the number of Restricted Stock Units awarded to the covered officer times the average weighted trailing three-month price of our common stock as of December 31 of the third year of the Performance Period (e.g., for the fourth quarter of 2016 with respect to the 2014 LTI Awards). Restricted Stock Units vest at the end of the Performance Period subject to continued employment by the covered officer throughout the Performance Period and are also subject to vesting upon a change in control event under the 2004 Plan described immediately below.

The targeted level of LTI Awards for Mr. Andersen for each of 2013 and 2014 was $300,000, with LTI Awards for 2014 consisting of 2,250 Performance Units (with a target payout of $100 per Unit) and 36,408 Restricted Stock Units, vesting over three years. As discussed above, the value of the Restricted Stock Units are included in the Summary Compensation Table in the year of grant. No Performance Units are included in the Summary Compensation Table until the year they are earned under the Long-Term Incentive Plan. The Summary Compensation Table reflects no amounts earned by Mr. Andersen or Mr. Nickerson as of December 31, 2014 with respect to the 2012 LTI Awards that vested on that date, as the targeted average return on assets for the three-year period ended December 31, 2014 set forth in the 2012 LTI Awards was not met. The cash payout on the Restricted Stock Units included in the 2012 LTI Awards to Mr. Andersen and Mr. Nickerson was $73,545 and $24,515, respectively, based on the average weighted trailing three-month stock price of our common stock as of December 31, 2014 of $1.77 per share.

For our chairman of the board, an explanation of how his salary and bonus are structured in proportion to total compensation is set forth above under “Executive Compensation—Employment Agreements.” The base salaries of Mr. Andersen and Mr. Nickerson were established in 2007, with base salary at approximately 34% and 46%, respectively, of overall targeted compensation as of that date (which was the target compensation for 2011). As noted above, the base salaries of Mr. Andersen and Mr. Nickerson have been unchanged from 2008—2014.

Holdings of Equity-Related Interests

The following table sets forth information concerning unexercised stock options and unvested restricted stock awards held by the named executive officers on December 31, 2014. All information set forth below relates to the grant of stock options and the award of restricted stock under the 2004 Plan.

On December 27, 2007, we paid a special cash dividend of $2.50 per share on our common stock. In December 2007, the compensation committee approved the adjustment of the option exercise price and the number of shares of common stock subject to each outstanding option in accordance with the terms of the QC Holdings, Inc. 1999 Stock Option Plan and our 2004 Equity Incentive Plan to give equitable effect to the payment of the special cash dividend. The numbers in following table reflect this adjustment with respect to outstanding stock options on that date.

Outstanding Equity Awards at Fiscal Year-End

December 31, 2014

	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Don Early	188,547			9.48	1/5/2016

Darrin J. Andersen	157,123			9.48	1/5/2016	44,100	(2)	72,324
	90,000			10.19	2/4/2018
	235,296			4.39	2/8/2019

Douglas E. Nickerson	47,137			9.48	1/5/2016	14,700	(2)	24,108
	30,000			10.19	2/4/2018
	78,432			4.39	2/8/2019

(1)	All options are fully vested.
(2)	Restricted stock awards vest 25% per year over four years beginning on February 1, 2012, the first anniversary of the date of grant.

The following table provides information regarding the exercise of stock options and the vesting of stock awards during the fiscal year ended December 31, 2014, for each of the named executive officers.

Option Exercises and Stock Vested

During the Year Ended December 31, 2014

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Don Early
Darrin J. Andersen			74,900	185,752
Douglas E. Nickerson			24,975	61,938

Director Compensation

The following table provides information regarding the compensation earned by our non-employee directors in the fiscal year ended December 31, 2014.

Director Compensation

For the Year Ended December 31, 2014

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Richard B. Chalker(3)	61,500	19,855				81,355
Gerald F. Lamberti(4)	54,500	11,913			7,942	74,355
Jack L. Sutherland	58,500	19,855				78,355

(1)	Represents the grant date fair value of the restricted stock awarded to non-employee directors in 2014. Restricted stock granted to non-employee directors vests immediately but may not be sold for six months after the date of grant. Reference is made to Note 16 “Stock-Based Compensation” of the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014, which identifies the valuation assumptions made in the valuation of stock-based awards in accordance with FASB ASC Topic 718 (“ASC Topic 718”). Our stock-based compensation expense for directors recognized under ASC Topic 718 does not reflect any expected forfeitures.
(2)	On February 2, 2010, the compensation committee approved a policy that permits any non-employee director to elect to receive approximately 40% of the value of an annual restricted stock award in cash in order to provide for his or her respective income tax liabilities in connection with that award. The amount received in cash for that 40% portion of a restricted stock award is shown as “All Other Compensation” for the directors electing that option.
(3)	As of December 31, 2014, Mr. Chalker had an aggregate of 12,570 shares of common stock underlying stock options, all of which were vested.
(4)	As of December 31, 2014, Mr. Lamberti had an aggregate of 12,570 shares of common stock underlying stock options, all of which were vested.

Beginning in 2007, we established a policy to award approximately $40,000 of equity value to each non-employee director on an annual basis in consideration of his or her continued service on the board. In view of the operational and financial challenges faced by the company in 2013 and in consideration of the payment of no annual incentive plan bonuses to the covered officers for 2013, the compensation committee determined that the 2014 equity award to non-employee directors would be approximately $20,000 of value rather than $40,000 of value, as has been customary. Accordingly, on April 23, 2014, we awarded each non-employee director 9,500 shares of restricted stock at $2.09 per share. We determine the value of restricted stock awards by dividing the targeted dollar compensation for each director by 90% of the 30-day average closing price of our common stock prior to the date of the award (90% is used to account for the six-month restriction on resale).

In March 2015, the compensation committee determined that no equity awards would be made to directors for 2015; rather the $40,000 targeted equity value to each non-employee director would be paid in cash for 2015. The compensation committee made this decision in view of the continuing low stock price and the dilutive effect of additional stock awards on other stockholders.

The compensation committee’s original policy was to award approximately $30,000 of value in nonqualified stock options to each new independent director upon his or her election to the board. Since that policy was first adopted, however, the compensation committee has made all equity-based awards to independent directors in the form of restricted stock awards under our 2004 Plan. In view of this practice, the compensation committee has determined that initial equity-based awards to new independent directors will be that number of shares of restricted stock equal to approximately $30,000 divided by the 30-day average closing price of our common stock on the later of (i) the date of grant of the award, or (ii) the effective date of the new director’s election to the Board.

In conjunction with the review of executive annual and long-term incentive plans in 2011, the compensation committee also retained Hay Group, Inc. to review compensation of non-employee directors. Based on that review, effective for calendar year 2012, the annual cash retainers for non-employee directors, the audit committee chairman and the compensation committee chairman were increased.

All restricted stock awarded to non-employee directors vests immediately but may not be sold for six months after the date of grant. Because of the required holding period, our compensation committee has determined that a 10% discount should be applied to the grant date fair value when computing the number of shares to be granted for the annual restricted stock awards.

Our non-employee directors currently receive the following fees for board and committee participation:

	2014	2015
Annual restricted stock award*	$20,000	$40,000
Annual retainer	35,000	35,000
Board meeting fee	1,000	1,000
Executive Committee meeting fee	750	750
Audit Committee
Annual retainer, chairman	10,000	10,000
Annual retainer, member	3,000	3,000
Committee meeting fee	750	750
Compensation Committee
Annual retainer, chairman	6,000	6,000
Annual retainer, member	2,000	2,000
Committee meeting fee	750	750

*	Approximate value of restricted stock award per direct; as noted above, the 2015 restricted stock awards were paid in cash for the reasons discussed.

We do not compensate our employee directors for their service on the board other than reimbursement provided to all directors for reasonable out-of-pocket expenses incurred in attending board and committee meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We amended our term loan and revolving credit agreement effective September 30, 2011. As a condition to the amendment and restatement of the credit agreement, the lenders required that the company issue $3.0 million of senior subordinated notes. On September 30, 2011, we issued $2.5 million initial principal amount of senior subordinated notes to Don Early, the chairman of the board and largest stockholder of the company. The balance of the subordinated notes was issued to Gregory L. Smith, a greater than 10% stockholder of the company. Mr. Smith is not an officer or director of the company. The subordinated notes bear interest at the rate of 16% per annum, payable quarterly, 75% of which is payable in cash and 25% of which is payable-in-kind (PIK) through the issuance of additional senior subordinated PIK notes. The subordinated notes were scheduled to mature on September 30, 2014, were subject to prepayment at the option of the company, without penalty or premium, on or after September 30, 2014, and are subject to mandatory prepayment, without premium, upon a change of control. In conjunction with the amended and restated revolving credit agreement dated July 23, 2014, the maturity of the subordinated notes was extended to September 30, 2016, as a condition to the execution of the new credit agreement by the lenders named therein. The subordination agreement and all other terms of the subordinated notes described herein were unchanged by the 2014 amendment.

The purchasers of the subordinated notes entered into a subordination agreement with U.S. Bank National Association, as agent for the lenders under the amended credit agreement, pursuant to which the payment of principal of and interest on the subordinated notes is subordinated to the payment of all obligations of the company under the credit facility. We may pay cash interest on the subordinated notes of 12% per annum unless we receive a notice from the U.S. Bank National Association that an event of default has occurred and is continuing under the amended credit agreement. Thereafter, we may not pay cash interest or other cash payments with respect to the subordinated notes. The interest thereon will continue to accrue at a default rate of 20% per annum, but the holders of the subordinated notes may not take any action against the company to enforce the payment of principal of or interest on the subordinated notes until we have either (i) paid all obligations owing to the senior lenders, or (ii) the bank has provided notice to the Company that the event of default of the senior credit agreement has been cured.

The subordinated notes (i) contain financial covenants related to Total Debt to Total Capitalization Ratio and Total Debt to EBITDA Ratio, each as defined in the subordinated notes, (ii) limit the amount of indebtedness that may be incurred by the company and designated as “Senior Indebtedness” that is senior in right of payment to the subordinated notes, and (iii) provide that upon the occurrence of an event of default on the subordinated notes the company may not declare or pay any cash dividends or distributions of cash or other property on its capital stock.

On April 18, 2006, we entered into a registration rights agreement with Mr. Early, our chairman of the board, and a private investment fund that then held approximately 12.5% of our outstanding common stock. In 2009, the private investment fund reduced its ownership of our common stock below 5% of our outstanding common stock and, as a result, its rights under the agreement were terminated.

The registration rights agreement provides that, upon written request by Mr. Early, the estate of Mr. Early, any trust, testamentary or otherwise, that is funded in whole or in part with shares of common stock from Mr. Early or the estate of Mr. Early, or any affiliate of Mr. Early, or any assignee of Mr. Early (individually, a “holder”), who is at the time of the request, individually or as a group, a holder of at least 5% of our outstanding common stock, we will prepare and file with the SEC, as soon as practicable, a registration statement to enable the reoffer and resale by the requesting holders of the shares of common stock of the company on a delayed or continuous basis under Rule 415 of the Securities Act, and use its best efforts to cause the registration statement to become effective as soon as reasonably practicable after the filing of the registration statement. We are required to keep the registration statement effective until the holder or holders have completed the distribution described in the registration statement relating thereto, but for no more than 120 days or such lesser period until all the registered securities are sold. We have granted two demand registration rights under the agreement to Mr. Early.

The registration rights agreement also provides for certain “piggyback registration rights,” whereby any holder who did not initiate the registration request will have an opportunity to have their shares of common stock registered in conjunction with the initiating holders’ registration.

We are obligated to pay customary registration expenses associated with the exercise of demand or piggyback registration rights by Mr. Early or his permitted designees, other than underwriting fees and expenses, which will be the responsibility of the selling stockholders. The agreement includes certain other customary provisions for a registration rights agreement, including various obligations of the company to facilitate the filing and effectiveness of the demand registrations.

We do not maintain key man life insurance on Mr. Early and have no obligation to purchase any stock from Mr. Early’s estate.

Mr. Wood, an executive officer of the company, is the 100% owner (with his spouse) of a company that owns a building that we leased in 2014 for a payday loan branch. We made rental payments to Mr. Wood’s company in 2014 for that branch equal to approximately $60,000. The lease of that branch is continuing in 2015 on similar terms.

In December 2013, we sold our automotive business to an unaffiliated limited liability company for approximately $6.0 million. The members of that limited liability company include (as minority owners) the daughter and son-in-law of Mary Lou Early, our vice chairman, (which individuals are also the sister and brother-in-law of Darrin J. Andersen, our President and Chief Executive Officer). We believe that the terms of this transaction with the related parties was negotiated at arm’s length and were no less favorable to us than terms we could have obtained from unrelated third parties.

The automotive business purchase agreement provided for the sale of certain assets primarily consisting of loans receivable, automobile inventory, fixed assets and other assets. The buyer assumed no liabilities in conjunction with the purchase of those assets, other than lease obligations for the four buy-here, pay-here locations previously leased by us. We also entered into a lease agreement with the buyer for the one location that is owned by us, with annual rental payments by buyer, as lessee of approximately $96,000. To facilitate the willingness of one landlord to enter into a new lease with the buyer, we guaranteed the rental obligations of the buyer for 12 months of the lease. The aggregate rental obligation under the lease during the guaranteed period is approximately $36,000. In conjunction with the approval of the sale of assets of the automotive business to the buyer, the Audit Committee of the Board of Directors granted a waiver of the above-referenced provision of our Code of Ethics with respect to the sale and the ancillary agreements.

The compensation committee reviews and approves all annual compensation of family members of executive officers in excess of $120,000. Pursuant to its written charter, the audit committee reviews with our independent registered accounting firm and management all material transactions involving related persons or entities, with discussion of arrangements that may involve transaction terms or other aspects that differ from those which would likely be negotiated with clearly independent parties. The compensation committee approves the salary and cash and non-cash bonuses and equity based compensation paid or awarded to John D. Kinney, our Director of Business Development. Mr. Kinney is the son-in-law of Mary Lou Early and the brother-in-law of Darrin J. Andersen. Mr. Kinney received compensation in 2014 in excess of $120,000.

CORPORATE GOVERNANCE

Board and Committee Meetings

During 2014, the board of directors met eight times. The board of directors has established an executive committee, an audit committee and a compensation committee. The independent members of the board of directors oversee our procedures regarding nominations and corporate governance. In 2014, each director attended more than 75% of the meetings of the board of directors and of the board committees on which he or she served. All of the directors and nominees attended the 2013 annual meeting of stockholders, but not all attended the 2014 annual meeting (as no Board meeting was held in conjunction with the annual meeting of stockholders). We anticipate that each of the nominees for director will attend the 2015 annual meeting of stockholders.

The following table provides membership and meeting information for each of the board committees:

	Executive Committee		Audit Committee		Compensation Committee
Don Early	x	(1)
Mary Lou Early
Richard B. Chalker	x		x	(1),(2)	x
Gerald F. Lamberti			x		x
Jack L. Sutherland	x		x	(2)	x	(1)
# of Meetings in 2014	0		4		2

(1)	Committee chairman
(2)	Audit committee financial expert

Director Independence

The board has determined that each of the members of the audit committee and the compensation committee, and each of the members of the executive committee, other than Mr. Early and Mrs. Early, is an “independent director” as defined in the Nasdaq listing standards, and that each of those directors was independent throughout 2014.

Board Leadership Structure and Role in Risk Oversight

Don Early serves as chairman of the board of directors of the company. Until August 2012, he also served as chief executive officer of the company. The role of chief executive officer of the company was assumed by Darrin J. Andersen for operational reasons, and not to achieve a desired corporate governance structure. The company does not have a lead independent director. We believe that the current leadership structure is appropriate given Mr. Early’s status as founder of the company, his extensive executive and leadership experience, the size of the company and the leadership roles served by other executive officers and directors. For example, many key board actions occur through the compensation committee or the audit committee. Normally, each committee meets with the full board so that all board members may be informed as to the decisions and deliberations of that committee. The chairmen of those respective committees lead and direct all matters relating to those committees and thus have lead responsibility for board agendas, discussions and deliberations relative to those topics. Similarly, most business and financial updates for the board are presented by our president and chief executive officer and our chief financial officer, while our chairman receives those reports with other board members. Given these historic practices, the company has not designated a lead director and does not anticipate doing so.

The board of directors is responsible for oversight of the company’s risk management practices, while management is responsible for the day-to day risk management of the company. The company faces a number of risks, including regulatory compliance and operational risks. Executive management reports directly to the board on these matters at every board meeting. Additionally, the company’s internal audit director presents annually to the audit committee (in the presence of the entire board), the internal audit plan, the results thereof, and any risk assessment projects. The company’s compliance department presents routinely to the audit committee and board of directors, providing education, updates and policies. The company also has an enterprise risk management component of the annual internal audit plan in an effort to identify and minimize risks to the organization.

Executive Committee

The executive committee was formed in December 2004 to act on behalf of the board of directors between the regularly scheduled and special meetings of the full board. The executive committee has the power and authority to act on all matters that can be brought before the full board of directors other than certain actions that are reserved to the board in the our bylaws.

Nominating Procedures

On June 15, 2004, our board adopted procedures regarding nominations and corporate governance. The policy can be found on our website, www.qcholdings.com, by selecting “Governance” under the heading “Investment Center.” Directors of the company meeting the independence standards set forth in the Nasdaq listing standards are charged with enforcement of the policy.

The independent directors evaluate and select nominees to the board based on their ability to fulfill the duties of care and loyalty to the company’s stockholders. While the company’s nomination and corporate governance policy does not prescribe specific diversity standards, the independent directors seek to identify nominees that have a variety of perspectives, professional experience, education and personal qualities that will result in a well-rounded board. To be considered for nomination to the board of directors, an individual should:

•	Be of the highest character and integrity and have an inquiring mind, the willingness to ask hard questions and the ability to work with others;

•	Be free of any conflict of interest that would violate applicable laws or regulations or otherwise interfere with the individual’s ability to perform properly his or her duties as a director;

•	Be willing to devote sufficient time to the company’s affairs and diligently fulfill his or her responsibilities as a director;

•	Have substantial experience in the one or more areas of business, education or government service that will provide value to the overall board of directors; and

•	Have the capacity and desire to represent the best interests of the stockholders as a whole.

The five nominees for election at the 2015 annual meeting of stockholders were nominated pursuant to these nominating procedures. All nominees are already serving as directors of the company.

The board of directors will consider nominees recommended by stockholders for the 2016 annual meeting of stockholders, provided that the name of each nominee is submitted in writing, no later than January 1, 2016, to the corporate secretary or the nominating committee, QC Holdings, Inc., 9401 Indian Creek Parkway, Suite 1500, Overland Park, Kansas 66210. Each submission must include a statement of the qualifications of the nominee, the consent of the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with the board of directors. Additional submission requirements are contained in the company’s bylaws, a copy of which may be obtained from the company’s secretary at the address shown above.

Other than the submission requirements set forth above, there are no differences in the way the non-employee directors evaluate their own nominees for director and the way they evaluate a nominee recommended by a stockholder.

Audit Committee

The audit committee of the board of directors is responsible for overseeing management’s financial reporting practices and internal controls. The audit committee acts under a written charter that was adopted by the board of directors on June 15, 2004, and currently consists of three of the independent members of the board of directors. A copy of the audit committee’s charter can be found on the company’s corporate website, www.qcholdings.com, by selecting “Governance” under the heading “Investment Center.” The board of directors has determined that two of the three members of the audit committee are “audit committee financial experts” as defined by the rules of the Securities and Exchange Commission. The audit committee was established in accordance with all applicable rules of the SEC, including Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

Audit and Other Service Fees

Grant Thornton LLP has audited the financial statements of the company for 2014 and 2013. The audit committee expects to reappoint, and recommends your ratification of, Grant Thornton LLP as independent registered public accounting firm for the company for 2015. A representative of Grant Thornton LLP will be present at the annual meeting with the opportunity to make a statement if he or she desires and will be available to respond to questions.

The following table sets forth the aggregate fees billed to the company for the years ended December 31, 2014, and 2013 by our principal accounting firm, Grant Thornton LLP:

	2014	2013
Audit fees	$298,079	$343,000
Audit-related fees(1)	28,375	17,850
Tax fees(2)	37,517	45,721

Total	$363,971	$406,571

(1)	Includes services rendered for the audit of certain of the company’s employee benefit plans, certain acquisition related costs and other audit-related fees.
(2)	Includes tax return preparation and other tax consulting.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining Grant Thornton LLP’s independence. Additionally, the audit committee approved all non-audit and tax services performed by Grant Thornton LLP in 2014 in accordance with the pre-approval policy of the audit committee described below.

In August 2004, the audit committee adopted a pre-approval policy under which audit, non-audit and tax services to be rendered by our independent public accountants are pre-approved by the audit committee. Pursuant to this policy, the audit committee pre-approves audit, non-audit and tax services to be provided by the independent registered public accounting firm, at specified dollar levels, which dollar levels are reviewed by the audit committee periodically, and no less often than annually. Any proposed services exceeding the pre-approved fee level or budgeted amount requires specific pre-approval by the audit committee. Additionally, the audit committee may provide explicit prior approval of specific engagements not within the scope of a previous pre-approval resolution. The pre-approval policy also specifies certain services (consistent with the SEC rules and regulations) that may not be provided by the company’s independent registered public accounting firm in any circumstance.

Audit Committee Report

In connection with the consolidated financial statements for the fiscal year ended December 31, 2014, the audit committee has:

•	reviewed and discussed the audited financial statements with management and with representatives of Grant Thornton LLP, independent registered public accounting firm;

•	discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 16—Communication with Audit Committees; and

•

received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed the independence of Grant Thornton LLP with representatives of the independent registered public accounting firm.

Based on these actions, the audit committee recommended to the board of directors that the company’s audited financial statements be included in its annual report on Form 10-K for the year ended December 31, 2014, as filed with the SEC.

Richard B. Chalker, Chairman

Gerald F. Lamberti

Jack L. Sutherland

Audit Committee of the Board of Directors

Compensation Committee

The compensation committee of the board of directors was formed on June 15, 2004, and currently consists of all three independent members of the board of directors. The compensation committee acts under a written charter that was adopted by the board of directors on June 15, 2004. A copy of the compensation committee’s charter can be found on the company’s corporate website, www.qcholdings.com, by selecting “Governance” under the heading “Investment Center.” The compensation committee is responsible for approving the compensation of the chief executive officer and, in consultation with the chief executive officer, the compensation of the other executive officers of the company, and the non-employee members of the board of directors. The compensation committee also administers our equity and other long-term incentive plans, and as such, has approved all long-term cash incentive programs, stock option grants and restricted stock awards to non-employee directors, officers and all other employees of the company under the plan.

The compensation committee is responsible for overseeing and evaluating the compensation of the executive officers, including the chief executive officer, of the company and its subsidiaries, and their performance relative to compensation, in order to assure that they are compensated in a manner consistent with our stated compensation strategy, internal equity considerations, competitive practices and the requirements of applicable regulatory bodies. In addition, the compensation committee evaluates and makes recommendations regarding the compensation of non-employee directors, including their compensation for service on board committees and the terms of any stock compensation awards.

The compensation committee periodically evaluates our annual and long-term incentive plans, equity-related plans and certain employee benefit programs. The compensation committee administers our 2004 Plan and exercises all other rights granted to the compensation committee or the board of directors under our 2004 Plan. The compensation committee does not delegate authority to grant options or other awards, or other forms of executive or director compensation, to any other committee or person. Certain executive officers participate with the compensation committee in certain compensation-related discussions.

As discussed above under “Executive Compensation,” the compensation committee initially engaged Hay Group, a global compensation consulting firm, in 2007 to assist the compensation committee in developing an annual incentive plan. This engagement was expanded to include a general review of all elements of executive compensation, including base salary and bonus, and the possibility of a long-term incentive plan. The compensation committee re-engaged Hay Group during 2011 in connection with evaluation and development of an updated compensation structure for executives (as discussed under “Executive Compensation—Compensation of Named Executives” above).

Corporate Governance Policies

We maintain a corporate website, www.qcholdings.com. The following corporate policies of the company and our board of directors are available on our website by selecting “Governance” under the heading “Investment Center”.

•	Code of Ethics

•	Procedures Regarding Nominations and Corporate Governance

•	Charter of the Audit Committee

•	Charter of the Compensation Committee

Our Code of Ethics applies to all employees, officers and directors, and specifically our chief executive officer and chief financial/accounting officer.

PROPOSAL NO. 2

TO RATIFY THE ADOPTION OF THE 2015 EQUITY INCENTIVE PLAN

The 2004 Plan expired on June 15, 2014 in accordance with its terms (subject to the rights of holders of awards granted under the 2004 Plan prior to the expiration thereof with respect to all then outstanding awards). The compensation committee of the Board of Directors has recommended and the Board of Directors has adopted a 2015 Equity Incentive Plan (the “2015 Plan”) to replace the 2004 Plan, subject to stockholder ratification of the adoption of the 2015 Plan. The 2015 Plan is substantially identical to the 2004 Plan, except as noted below. Adoption of the 2015 Plan is subject to stockholder ratification of the new 2015 Plan. At the April 2015 meeting of the Compensation Committee, Long-Term Incentive awards were made to each executive officer (other than Mr. Early and Mrs. Early) and to two non-executive officers. Consistent with the prior LTI Awards, as discussed above under “Executive Compensation,” 25% of the value of the LTI Award consists of Restricted Stock Units, to be paid in cash at the end of the three-year award period in accordance with the Long-Term Incentive Plan. The Restricted Stock Units comprising a portion of each LTI Award made in April 2015 was made pursuant to the 2015 Plan described below, subject to stockholder ratification of the 2015 Plan. Stockholder approval of the 2015 Plan will constitute approval of those April 2015 LTI Awards, as described below.

At the April 23, 2015 meeting of the compensation committee, 2015 LTI Awards were made to five executive officers (not including Mr. Early or Mrs. Early) and two other officers. Those 2015 LTI Awards consisted of Performance Units and Restricted Stock Units, as described above under “Executive Compensation—Compensation of Named Executive Officers—Long-Term Incentive Plan.” The Restricted Stock Units were awards under the 2015 Plan, subject to stockholder ratification of the adoption of the 2015 Plan.

Approval of the 2015 Plan will constitute approval of the Restricted Stock Unit awards as part of the 2015 LTI Awards made in April 2015. These contingent awards consist of awards for the following persons and groups:

Restricted Stock Unit Awards
Named Executive Officers
Darrin J. Andersen	42,373
Douglas E. Nickerson	14,124
Other Executive Officers	21,186
Other Officers	9,534

The terms of these 2015 LTI Awards are identical to the terms of the 2014 LTI Awards described above under “Executive Compensation.” The Restricted Stock Units included in the 2015 LTI Awards were based on the average weighted trailing three-month price of our common stock as of December 31, 2014, which was $1.77 per share. The Restricted Stock Units will be settled in cash at the end of the three-year vesting period based on the average weighted trailing three-month price of our common stock as of December 31, 2017.

No stock appreciation rights have ever been granted under the 2004 Plan. As of the date of adoption of the 2015 Plan, (i) there were no unvested restricted stock units outstanding under the 2004 Plan, and (ii) unexercised stock options were outstanding under the 2004 Plan as follows:

Outstanding Stock Options—2004 Plan
Named Executive Officers
Don Early	188,547
Darrin J. Andersen	482,419
Douglas E. Nickerson	155,569
Other Executive Officers	377,104
Directors (excluding Executive Officers)	59,707
Other Officers	175,622

The outstanding stock options under the 2004 Plan have per share exercise prices ranging from $4.39 to $11.16. The closing sales price of our common stock on the Nasdaq Global Market on April 16, 2015, was $2.25 per share.

General

The 2015 Plan was adopted by our Board of Directors on April 23, 2015 at the recommendation of our compensation committee, subject to stockholder approval thereof.

We believe that long-term equity compensation is an important employee benefit to attract and retain qualified employees and to encourage their commitment to our business and financial success. The board of directors believes that stock based compensation has had and will continue to have a positive effect in promoting strong financial performance and growth in stockholder value for the company. The board of directors has determined that it is in the best interests of the company and its stockholders to ratify the adoption of the 2015 Plan and to make available to the compensation committee a maximum number of 3,000,000 shares of common stock for equity-based incentive grants to eligible participants under the terms of the 2015 Plan.

As of April 16, 2015, no stock options, stock appreciation rights or restricted stock awards have been made under the 2015 Plan. As discussed above, at the April 2015 meeting of the compensation committee, Restricted Stock Units comprising a portion of LTI awards were made to seven officers for an aggregate of 87,217 shares, subject to stockholder approval of the 2015 Plan.

Purpose

The 2015 Plan is intended as an incentive to and to encourage stock ownership by certain employees and other persons associated with us, so that they may acquire or increase their proprietary interest in our business and financial success, and to encourage them to remain in the employ of, or continue their relationship with, us. In addition, the 2015 Plan is intended to enable us to retain and attract personnel of the highest caliber, who by their position, ability and diligence are able to make important contributions to our success.

A further purpose of the 2015 Plan is to provide employees with additional incentive and reward opportunities designed to enhance the profitable growth of the company. So that the appropriate incentive can be provided, the 2015 Plan provides for granting stock options, stock appreciation rights, performance share awards, restricted stock awards, cash bonus awards, and other incentive awards, as generally described below, to employees of and certain other persons associated with us and our subsidiaries on the terms and subject to the conditions set forth in the 2015 Plan.

Administration

The 2015 Plan is administered by the compensation committee of the board of directors, or such other committee of the board that consists solely of two or more members of the Board, each of whom is “a Non-Employee Director” within the meaning of SEC Rule 16b-3 and is an “outside director” within the meaning of Treasury Regulation §1.162-27(e)(3). The compensation committee has the sole discretion to administer and interpret the 2015 Plan and to determine who shall be granted awards, the size and types of such awards and the terms and conditions of such awards. The compensation committee members, as non-employee directors, are participants in the 2015 Plan.

Subject to the provisions of the 2015 Plan, the compensation committee is authorized to (i) select the eligible persons to participate in the 2015 Plan, (ii) determine the time or times when grants will be made under the 2015 Plan, (iii) determine the form of a grant and determine all the terms, conditions (including performance requirements), restrictions and limitations, if any, of a grant, (iv) grant waivers of the 2015 Plan terms, conditions, restrictions, and limitations, (v) accelerate the vesting, exercise, or payment of a grant or the performance period of a grant when such action or actions would be in the best interest of the company, (vi) correct any defect or supply appropriate text for any omission or reconcile any inconsistency in the 2015 Plan and construe and interpret the 2015 Plan and any grant, rules and regulations or other instrument thereunder, and (vii) take any and all other action it deems necessary or advisable for the proper operation or administration of the 2015 Plan.

Securities Available Under the 2015 Plan

The 2015 Plan permits the issuance of up to 3,000,000 shares of the company’s common stock pursuant to awards granted under the 2015 Plan, such as stock options, restricted stock awards, and performance share awards, as well as other awards such as stock appreciation rights (“SARs”), which may be payable in the form of common stock or cash. Any grants that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of shares of common stock, are settled in cash in lieu of common stock, or are exchanged in the compensation committee’s discretion for grants not involving common stock, are available again for grant under the 2015 Plan, so long as the holder of any such grant received no benefits of common stock ownership (including dividends) from the shares of common stock related to such grant.

Eligibility

Participation in the 2015 Plan is limited to those employees, consultants, independent contractors and non-employee directors of the company, its subsidiaries and affiliates as may be identified by the compensation committee. Incentive stock options, however, may be granted only to employees of the company, and, further, the aggregate fair market value (defined below) of the common stock with respect to which incentive stock options are exercisable for the first time by a participant in the 2015 Plan during any calendar year shall not exceed $100,000.

Option Price

The price per share deliverable upon the exercise of each option (“exercise price”) is established by the compensation committee at the time of grant and may not be less than 100% of the fair market value of a share of common stock as of the date of grant of the option, and in the case of the grant of any incentive stock option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the company or any of its subsidiaries, the exercise price may not be less than 110% of the fair market value of a share of common stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto. For purposes of the 2015 Plan, “fair market value” of a share of common stock of the company means, as of the date in question, the Nasdaq Global Market reported closing price. If no sale of the common stock is made in the Nasdaq Global Market that day, then the fair market value is set on the next preceding day on which there is a sale of the common stock.

The terms of any outstanding award under the 2015 Plan may be amended from time to time by the compensation committee in its discretion in any manner that it deems appropriate (including acceleration of the date of exercise of any award or of the date of lapse of restrictions on shares subject to restricted stock awards); provided that no amendment may adversely affect in a material manner any right of a participant under the award without the optionee’s written consent. The compensation committee may not, however, reduce the exercise price of any options or SARs awarded under the 2015 Plan without approval of the stockholders of the company.

The 2015 Plan limits the number of shares of common stock underlying options and other equity-based awards that can be granted to any individual during any calendar year to 400,000 shares. This limitation is applicable to other awards made under the 2015 Plan to the extent such awards are settled in shares of common stock.

Payment for Common Stock Subject to Options

Options may be exercised, in whole or in part, upon payment of the exercise price of the shares to be acquired. The exercise price of an option may be paid:

(i) in cash or by check, bank draft or money order payable to the order of the company;

(ii) in shares of common stock that have either (I) been owned by the participant for more than six months and have been paid for within the meaning of SEC Rule 144 or (II) were obtained by the participant in the public market;

(iii) a combination of the foregoing; or

(iv) such other consideration as the compensation committee may deem appropriate.

In addition, the compensation committee may allow a participant to utilize a broker-dealer arrangement if:

(i) the broker-dealer is a member of the Financial Industry Regulatory Authority,

(ii) the broker-dealer has received from the participant or the company a fully- and duly-endorsed agreement evidencing that the option and instructions signed by the participant requesting the company to deliver the shares of common stock subject to the option to the broker-dealer on behalf of the participant and specifying the account into which such shares should be deposited,

(iii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and

(iv) the broker-dealer and the participant have otherwise complied with Regulation T of the Federal Reserve Board.

The compensation committee is required to establish appropriate methods for accepting common stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such common stock in payment of the exercise price. Common stock used to exercise an option is valued at its then fair market value.

Term and Exercise of Options

The term during which each option may be exercised will be determined by the compensation committee; provided, however, no incentive stock option granted to an employee will be exercisable more than 10 years after the date it is granted, or five years in the case of an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the company or any of its subsidiaries. All rights to purchase shares pursuant to an option will, unless sooner terminated, expire at the date designated by the compensation committee. The compensation committee will determine the date on which each option becomes exercisable and may provide that an option will become exercisable in installments. Prior to the exercise of an option and delivery of the shares represented thereby, the optionee will have no rights as a stockholder with respect to any shares covered by such outstanding option (including any dividend or voting rights).

Stock Appreciation Rights (SARs)

The compensation committee has the authority to grant SARs under the 2015 Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). A SAR issued in tandem with an option will be exercisable to the extent, and only to the extent, that the related option is exercisable, and the “exercise price” of such a SAR is the exercise price under the related option. However, at no time may a SAR proposed to be issued in tandem with an option be issued if the exercise price of its related option is less than 100% of the fair market value of the common stock on the date of grant of the SAR. If a related option is exercised as to some or all of the shares covered by the grant, the related SAR, if any, will be canceled automatically to the extent of the number of shares covered by the option exercise. Upon exercise of a SAR issued in tandem with an option as to some or all of the shares covered by the grant, the related option will be canceled automatically to the extent of the number of shares covered by such exercise. The compensation committee will decide whether that distribution will be in cash, in common or restricted shares having a fair market value equal to that amount, or in a combination of cash, common shares and restricted shares.

The compensation committee may provide that a SAR will be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if the fair market value of a share of common stock on that date exceeds the exercise price of the SAR or any related option, as applicable. A SAR granted in tandem with options will expire at the same time as any related option expires and will be transferable only when, and under the same conditions as, any related option is transferable.

Performance Share Awards

The 2015 Plan permits the grant of performance share awards, each of which will represent one share of the company’s common stock. Each performance share will represent the right of the grantee to receive an amount based on the value of the performance share, if performance goals established by the compensation committee are met. When performance shares are granted, the compensation committee will establish a performance period during which performance will be measured and will determine to what extent the performance goals and other conditions of the performance shares are met.

Restricted Stock Awards

The compensation committee may at any time and from time to time grant shares of restricted stock under the 2015 Plan to such participants and in such amounts as it determines. Restricted stock may be issued or transferred for consideration or for no consideration, as may be determined by the compensation committee. The compensation committee may establish conditions under which restrictions on shares of restricted stock shall lapse over a period of time. The holder of a restricted stock award may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the restricted shares during the applicable restriction period. The compensation committee may accelerate the time at which any restrictions lapse, or remove any restrictions. During any restriction period, the compensation committee may grant to the holder of a restricted stock award all or any of the rights of a stockholder in the company including, but not limited to, the right to vote and to receive dividends. The form of restricted stock award approved by the compensation committee, and currently in use by the company, grants to the recipient of a restricted stock award the right to receive dividends both on vested and unvested portions of the award.

Cash Bonus Awards

The 2015 Plan permits the compensation committee to award cash bonus payments. Such cash bonuses shall be determined upon the recipient’s level of responsibility in the company and the competitive compensation of other major businesses as such factors may be deemed appropriate by the compensation committee. Cash bonuses will be paid out of a fund established by the compensation committee for a particular performance period upon achievement of performance goals established by the compensation committee. The compensation committee may establish such other conditions, restrictions or limitations on the cash bonuses consistent with the terms of the 2015 Plan as it may deem appropriate.

Other Incentive Awards

The compensation committee may grant other types of awards of or based on the common stock of the company. Any other award will have such terms and be subject to such conditions and limitations as the compensation committee may determine.

Effect of Termination of Employment

If a participant’s employment with the company or a subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, or unpaid awards, including awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing will be canceled or forfeited, as the case may be, unless the participant’s award provides otherwise. The compensation committee has the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the 2015 Plan, and (ii) determine the treatment of a participant under the 2015 Plan in the event of his or her death, disability, retirement, or termination for an approved reason. Such rules and regulations may include, without limitation, the method, if any, for prorating a performance share award, accelerating the vesting of any options or restricted stock award, or providing for the exercise of any unexercised options or SARs in the event of a participant’s death, disability, retirement, or termination for an approved reason.

Changes in Capital or Corporate Structure

If (a) the shares of company common stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or (b) the number of such shares of common stock is increased through the payment of a stock dividend, or a dividend on the shares of common stock of rights or warrants to purchase securities of the company is made, then there will be substituted for or added to the shares available under the 2015 Plan, and each share subject or which may become subject to an award under the 2015 Plan, the number and kind of shares of stock or other securities into which each outstanding share of common stock will be so changed or for which each such share will be exchanged or to which each such share will be entitled, as the case may be.

With respect to any other change in the number or kind of the outstanding shares of company common stock, or any stock or other securities into which the common stock is changed or for which it is exchanged, the compensation committee has, in its sole discretion, the right to make an appropriate equitable adjustment in the shares available under and subject to the 2015 Plan, or in any award theretofore granted or which may be granted under the 2015 Plan. No adjustment of the number of shares of common stock available under the 2015 Plan or to which any award relates that would otherwise be required will be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of common stock available under the 2015 Plan or to which any award relates immediately prior to the making of such adjustment (the “Minimum Adjustment”). Any adjustment representing a change of less than the Minimum Adjustment will be carried forward and made as soon as such adjustment together with other adjustments not previously made would result in a Minimum Adjustment.

No fractional shares of common stock or units of other securities will be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment will be eliminated in each case by rounding downward to the nearest whole share.

Awards granted under the 2015 Plan may, in the sole discretion of the compensation committee, provide that upon a “change of control” (as defined in the 2015 Plan) (1) such awards will be immediately vested, fully earned, exercisable, and in the case of options, converted to stock appreciation rights, as appropriate, and (2) the company will make full payment to each participant with respect to any performance shares awards, cash bonuses or other incentive award, deliver certificates to the participant with respect to each restricted stock award and permit the exercise of options and stock appreciation rights.

Amendment and Termination of the 2015 Plan

Except as specifically provided for in the 2015 Plan, our board of directors may amend or terminate the 2015 Plan at any time or from time to time, without obtaining the approval of the company’s stockholders, subject to applicable Securities and Exchange Commission, Nasdaq and Internal Revenue Service requirements. Unless terminated earlier by the compensation committee, the 2015 Plan will terminate on the day immediately preceding the 10th anniversary of its effective date, unless the 2015 Plan is extended with the approval of the stockholders.

Certain Federal Income Tax Consequences

The following is a brief summary of the federal income tax rules relevant to participants in the 2015 Plan under the Internal Revenue Code. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, all participants in the 2015 Plan should consult their own tax advisors with regards to the tax consequences of participating in the 2015 Plan. Moreover, the following summary relates only to the participants’ federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

Non-Qualified Stock Options. The grant of a “non-qualified stock option” (including any option that exceeds the limitations on incentive stock options described below) to an optionee generally will not be a taxable event when the exercise price is equal to or greater than the fair market value of the underlying stock at the time of the grant. Accordingly, the optionee will not be subject to any income tax consequences with respect to a non-qualified stock option until the option is exercised. Upon the exercise of a non-qualified stock option, the optionee generally will recognize ordinary compensation income equal to the “spread” between the exercise price and the fair market value of the shares on the date of exercise. If, however, (1) the option exercise occurs within six months after the grant of the option and (2) at the time of the exercise of the option, the sale of the option shares could subject the optionee to liability under Section 16(b) of the Securities Exchange Act of 1934, then the optionee will not recognize income with respect to the exercise of the option until the earlier of (a) six months after the grant date of the option or (b) the date upon which the optionee could sell the option shares without having potential liability under Section 16(b). At that time, the optionee would recognize ordinary compensation income equal to the “spread” between the exercise price and the fair market value of the option shares at such time. The tax basis of the shares the optionee receives on exercise will be the fair market value of such shares on the date of exercise. Generally, the company will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee.

On the delivery by an optionee of shares already owned by the optionee as payment for the exercise price of a non-qualified stock option, the number of shares received on exercise of the option equal to the number of shares surrendered should be treated as received in a tax-free exchange with no resulting recognition of income to the optionee. Any additional shares the optionee receives on exercise of the option in excess of the number of shares surrendered should result in recognition by the optionee of ordinary compensation income in an amount equal to the fair market value of such shares. The tax basis of the shares received on surrender of the previously owned shares should equal the tax basis of the shares so surrendered, and the tax basis of the additional shares received should equal the amount recognized as ordinary compensation income by the optionee (i.e. the fair market value of such additional shares).

If an optionee surrenders an existing option to pay the exercise price of a non-qualified stock option, the optionee will be required to recognize ordinary compensation income equal to the “spread” between the aggregate exercise price of the surrendered existing option and the aggregate fair market value of the shares subject to the surrendered option, determined on the date of exercise. Also, with respect to the new option shares actually acquired by the optionee as a result of the exercise of the option, the optionee will be required to recognize additional ordinary compensation income equal to the “spread” between the aggregate exercise price of such option and the aggregate fair market value of the acquired option shares, determined on the date of exercise. Generally, the company will be entitled to a deduction equal to the total amount of compensation income recognized by the optionee. The tax basis of the new option shares acquired by the optionee will be the fair market value of such shares on the date of exercise.

In general, if an optionee sells shares acquired upon the exercise of a non-qualified stock option, the optionee will recognize capital gain (or loss, as the case may be) equal to the difference between (1) the amount of the sales proceeds and (2) the tax basis of such shares in the hands of the optionee. In general, any such capital gain (or loss) will be long-term gain or loss if the optionee has held such shares for more than one year.

Notwithstanding the foregoing discussion, if, upon the exercise of a non-qualified option, the optionee acquires shares of restricted stock, the optionee will not necessarily be required to recognize income at the time of the exercise of the option. Instead, the income tax consequences for the optionee—with respect to the acquisition and subsequent sale of the shares of restricted stock—will be determined in accordance with the rules set forth under Restricted Stock below.

The company believes that the compensation deemed paid by the company upon the exercise of non-qualified stock options is performance based and, as such, is not required to be taken into account under Code Section 162(m) for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the company.

Incentive Stock Options. Under the Code, incentive stock options may be granted only to employees of the company. There are no federal income tax consequences associated with the grant of an incentive stock option to an employee. In contrast to the exercise of a non-qualified stock option, the exercise of an incentive stock option will not cause an employee to recognize taxable income for federal income tax purposes. The tax basis of the shares received on exercise will equal the amount of cash or other property paid on such exercise. If the employee holds the shares acquired upon exercise of the incentive stock option for a minimum of two years from the date of the grant of the incentive stock option, and for at least one year after exercise, any gain realized on the subsequent sale or exchange of the shares generally will be treated as long-term capital gain. If the shares are sold or otherwise disposed of prior to the expiration of those periods (a “disqualifying disposition”), then a portion of any gain recognized by the employee which would otherwise be characterized as capital gain would instead be taxable as ordinary compensation income to the employee, and the company would be entitled to a federal income tax deduction in that amount. The amount of gain that would be characterized as ordinary compensation income will not exceed an amount equal to the excess of (i) the fair market value of the shares sold by the employee, determined as of the date the option was exercised, over (ii) the amount paid for such shares. Any loss recognized upon a taxable disposition of the shares generally will be characterized as a capital loss.

On the delivery by an optionee of shares already owned by the optionee as payment of the exercise price of an incentive stock option, the number of shares received on exercise of the incentive stock option equal to the shares surrendered should be treated as received in a tax-free exchange with no resulting recognition of income to the optionee. Any additional shares the optionee receives on exercise of the incentive stock option in excess of the number of shares surrendered should be treated as the exercise of an incentive stock option and will not cause the optionee to recognize taxable income for federal income tax purposes. The tax basis of the shares received on surrender of the previously owned shares should equal the tax basis of the shares so surrendered, and the basis of any additional shares received on exercise of the incentive stock option should equal the amount of any cash or other property paid on such exercise. However, if (1) an optionee acquires stock upon the exercise of an incentive stock option, (2) the optionee subsequently delivers such stock as payment of the exercise price of another incentive stock option and (3) the delivery of such stock—if treated as a sale—would be considered a “disqualifying disposition” of such stock, then upon the delivery of such stock, the optionee will be required to recognize income or gain with respect to such stock as if a disqualifying disposition had actually occurred. In this situation, the basis of the stock received by the optionee in exchange for the shares surrendered by the optionee is increased by the amount of income or gain recognized as result of the disqualifying disposition.

If an optionee surrenders an existing option to pay the exercise price of an incentive stock option, the optionee will be required to recognize ordinary compensation income equal to the “spread” between the aggregate exercise price of the surrendered existing option and the aggregate fair market value of the shares subject to the surrendered option, determined on the date of exercise. Generally, the company will be entitled to a deduction equal to the total amount of compensation income recognized by the optionee. The tax basis of the new option shares acquired by the optionee will be equal to the exercise price paid for such shares (i.e., the amount recognized as ordinary compensation income by the optionee).

Although the exercise of an incentive stock option does not result in current taxable income for the optionee, there are implications with regard to the alternative minimum tax (AMT). When calculating income for AMT purposes, the difference between (a) the fair market value of the option shares (on the date of exercise), and (b) the exercise price paid by the optionee, will be considered a preference adjustment (i.e., as part of the optionee’s alternative minimum taxable income (AMTI)) for the year in which the option is exercised. If, however, a disqualifying disposition (as described above) of the option shares occurs in the year in which the option is exercised, there is no such preference adjustment. Instead, the optionee includes in both regular taxable income and AMTI the income or gain that he/she is required to recognize with respect to the disqualifying disposition (as described above).

Stock Appreciation Rights. The grant of a stock appreciation right, or SAR, to a grantee will not be a taxable event. The grantee will recognize ordinary compensation income upon the exercise of a SAR. The amount of income subject to tax will depend upon whether the SAR is granted in tandem with options or independently. Upon the exercise of a SAR granted in tandem with an option, the grantee will recognize ordinary compensation income equal to the excess of the fair market value of the common stock on the exercise date, over the option exercise price. Upon the exercise of a SAR granted independently of an option, the grantee will recognize ordinary compensation income equal to the excess of the fair market value of the common stock on the exercise date, over the fair market value of the common stock on the day the SAR was granted. In either case, the company will be entitled to a corresponding deduction equal to the amount of ordinary compensation income that the grantee recognizes. Upon the sale of any common stock received by the grantee upon exercise of a SAR, the grantee will recognize long- or short-term capital gain or loss, depending on whether the grantee has held the stock for more than one year from the date of exercise.

Restricted Stock. A grantee will generally not recognize taxable income at the time shares of restricted stock are granted, but will recognize ordinary compensation income when the shares first become transferable or not otherwise subject to a substantial risk of forfeiture, unless the grantee makes an election under Code Section 83(b) to recognize ordinary compensation income upon grant. The amount of ordinary income that the grantee recognizes will equal the fair market value of the restricted stock at the time its restrictions lapse, or at the time of grant if the grantee makes a Code Section 83(b) election, less the amount the grantee paid for the restricted stock. The company will be entitled to claim a corresponding deduction equal to the amount of ordinary compensation income recognized by the grantee. After the grantee has been required to recognize ordinary compensation income, the tax basis of the shares of stock received by the grantee will be equal to the amount of income recognized by the grantee, plus the amount paid by the grantee for such stock. Upon the sale of restricted stock after its restrictions have lapsed, the grantee will recognize long- or short-term capital gain or loss, depending on whether the grantee has held the stock for more than one year from the date the restrictions lapsed, or for more than one year from the date of grant if the grantee made a Section 83(b) election.

Withholding Taxes. Because the amount of ordinary compensation income a participant recognizes with respect to the receipt or exercise of any instruments received under the 2015 Plan may be subject to applicable withholding of federal, state and local income taxes and social security taxes, the company may require the participant to pay the amount required to be withheld by the company before delivering to the participant any shares purchased under the 2015 Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the participant. The company customarily repurchases stock from exercising option holders in an amount approximately equal to any payroll taxes on those exercised option shares. In addition, by the terms of the restricted stock awards, the company must make such a repurchase upon the vesting of any award.

Board Recommendation

The board of directors believes that approval of Proposal No. 2 to ratify the adoption of the 2015 Equity Incentive Plan is in the best interest of the stockholders of the company. Approval of Proposal No. 2 requires a vote in favor of the amendment by the holders of a majority of the shares of common stock represented at the Annual Meeting for purposes of voting on this proposal. A copy of the 2015 Equity Incentive Plan is attached as Appendix A.

The Board of Directors recommends that stockholders vote FOR Proposal No. 2 to ratify the adoption of the 2015 Equity Incentive Plan.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY

The audit committee of the board of directors expects to appoint, and recommends your ratification of, Grant Thornton LLP as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2015. The submission of this matter for ratification by stockholders is not legally required. The board of directors, however, believes that this submission to stockholders is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the board of directors on an important issue of corporate governance. If the selection is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the company and our stockholders.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholders may communicate with the board generally or with a specific director at any time by writing to our corporate secretary at 9401 Indian Creek Parkway, Suite 1500, Overland Park, Kansas 66210. The secretary will review all messages received and will forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the board.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2016 annual meeting of stockholders must be received by our corporate secretary at QC Holdings, Inc., 9401 Indian Creek Parkway, Suite 1500, Overland Park, Kansas 66210, no later than January 1, 2016, to be eligible for inclusion in the company’s proxy statement and proxy related to that meeting. Additionally, if properly requested, a stockholder may submit a proposal for consideration at the 2015 annual meeting of stockholders, but not for inclusion in the company’s proxy statement. Under the company’s bylaws, for a stockholder to request properly that business be brought before the annual meeting of stockholders, the secretary of the company must receive the request from a stockholder of record entitled to vote at the meeting. Notice of matters proposed to be brought before the 2016 annual meeting of stockholders must be received on or before February 2, 2016. A copy of the company’s bylaws, which include additional conditions, may be obtained without charge from the secretary of the company at the address shown above.

ANNUAL REPORT

Our annual report on Form 10-K, which constitutes our 2014 annual report to stockholders, is included with this proxy statement. Stockholders sharing an address and receiving multiple copies of annual reports and proxy statements can contact our corporate secretary at QC Holdings, Inc., 9401 Indian Creek Parkway, Suite 1500, Overland Park, Kansas 66210, to request future delivery of a single copy of annual reports and proxy statements to the shared address.

OTHER MATTERS

The board of directors is not aware of any other matters that will be presented for action at the annual meeting. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

Dated: April 30, 2015

Exhibit A

QC HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

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ARTICLE I

PURPOSE

Section 1.1 Purpose. The QC Holdings, Inc. 2015 Equity Incentive Plan (the “Plan”) is intended as an incentive and to encourage stock ownership by certain employees and other persons associated with QC Holdings, Inc., a Kansas corporation (the “Corporation”), so that they may acquire or increase their proprietary interest in the success of the Corporation, and to encourage them to remain in the employ of, or continue their relationship with, the Corporation. In addition, the Plan is intended to enable the Corporation to retain and attract personnel of the highest caliber, who by their position, ability and diligence are able to make important contributions to the Corporation’s success.

A further purpose of the Plan is to provide such persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation. So that the appropriate incentive can be provided, the Plan provides for granting “Options”, “Stock Appreciation Rights”, “Restricted Stock Awards”, “Cash Bonus Awards”, “Performance Share Awards”, and “Other Incentive Awards” (all preceding terms defined below) to employees of and certain other persons associated with the Corporation and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

Section 1.2 Establishment. The Plan is effective as of April 23, 2015 (the “Effective Date”), and subject to the provisions of Section 14.1, “Awards” (term defined below) may be made as provided herein for a period of 10 years after such date.

The Plan shall be approved by the holders of a majority of the outstanding shares of “Common Stock” (term defined below), which approval must occur within the period ending 12 months after the date the Plan is adopted by the “Board” (term defined below). Pending such approval by the stockholders, Awards under the Plan may be granted to persons who are, or within the preceding six months have been, “Insider Participants” (term defined below), but no such Awards may be exercised or transferred prior to receipt of stockholder approval. If stockholder approval is not obtained within such 12-month period, all such Awards shall be void.

The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

ARTICLE II

DEFINITIONS

“Award” means, individually, collectively or in tandem, any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Cash Bonus, or Other Incentive Award granted under the Plan to an Eligible Person by the Committee pursuant to such terms, conditions, restrictions, and limitations, if any, as the Committee may establish by the Award Notice or otherwise.

“Award Notice” means any written instrument that establishes the terms, conditions, restrictions, and limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

“Board” means the Board of Directors of the Corporation.

“Cash Bonus” means an Award granted under Article X of the Plan.

“Change of Control Event” means each of the following:

(a) A change in stockholder ownership of the Corporation, whereby a person or company, or a group of affiliated persons or companies, acquires from a person or company, other than the Corporation, a sufficiently

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large block of Common Stock, which, when voted together with the shares of Common Stock of all other stockholders of the Corporation whose proxies or written consents are solicited by such person, company or group without the benefit of a management-supported proxy statement at any meeting of the stockholders of the Corporation, would enable such person or company or group of affiliated persons or companies to elect a majority of the members of the Board; provided, however, that such a change in stockholder ownership of the Corporation shall not be deemed to be a Change of Control Event if, prior to such change in stockholder ownership, such person or company or group of affiliated persons or companies owned a sufficiently large block of Common Stock that when voted together with the shares of Common Stock of all other stockholders of the Corporation whose proxies or written consents are solicited by such person, company or group without the benefit of a management-supported proxy statement at any meeting of the stockholders of the Corporation, would enable such person or company or group of affiliated persons or companies to elect a majority of the members of the Board;

(b) A merger or consolidation of the Corporation with and into another company, other than with or into a wholly-owned Subsidiary of the Corporation, where the Corporation is not the surviving company; or the Corporation is the surviving company and the members of the Board immediately prior to the merger or consolidation do not constitute a majority of the board of directors of the surviving company after the merger or consolidation;

(c) The sale of all or substantially all of the assets of the Corporation; or

(d) Any other kind of a corporate reorganization or takeover where the Corporation is not the surviving company; or the Corporation is the surviving company and the members of the Board immediately prior to the reorganization do not constitute a majority of the board of directors of the surviving company.

Notwithstanding the above, any increase in shares of Common Stock of the Corporation owned by the Corporation, or any wholly-owned subsidiary thereof, shall not constitute a Change of Control Event. With respect to the events described in subparagraphs (b), (c) and (d) above, the Change of Control Event shall be deemed to occur on the later of the transaction described in such subparagraph or a stockholder vote approving such a transaction.

“Code” means the Internal Revenue Code of 1986. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

“Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under Article III hereof. The Committee shall consist of not less than two members, each of whom is, a “Non-Employee Director” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act (defined below) and an “outside director” within the meaning of Code Section 162(m) and the regulations promulgated thereunder.

“Common Stock” means the common stock, par value $.01 per share, of the Corporation, and after substitution such other stock as shall be substituted therefor as provided in Article XIII.

“Date of Grant” means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

“Director Award” means any Award granted to a Non-Employee Director pursuant to Article XII.

“Director Options” means non-qualified Options awarded under Section 6.3.

“Eligible Person” means any employee of the Corporation, any employee of any Subsidiary or affiliate of the Corporation, any consultant or independent contractor to the Corporation or any Subsidiary or affiliate of the Corporation, or any Non-Employee Director.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means (a) during any such time as the Common Stock is not listed upon an established stock exchange or the Nasdaq Global Market, the fair market value dollar amount per share determined by the Board, in good faith; or (b) during such time as the Common Stock is listed upon an established stock exchange or exchanges or the Nasdaq Global Market, the reported closing price of the Common Stock on such stock exchange, exchanges or market on the day for which such value is to be determined, or if no sale of the Common Stock shall have been made on any stock exchange or the markets that day, on the next preceding day on which there was a sale of such Common Stock.

“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

“Insider Participant” means a Participant who is, or within the preceding six months was, subject to the provisions of Section 16 of the Exchange Act.

“Non-Employee Director” has the meaning designated under Rule 16b-3(b)(3)(i) of the Exchange Act.

“Option” means an Award granted under Article VI of the Plan and includes both non-qualified options and Incentive Stock Options.

“Other Incentive Award” means an Award granted under Article XI of the Plan.

“Participant” means an Eligible Person of the Corporation or a Subsidiary to whom an Award has been granted by the Committee under the Plan.

“Performance Share Award” means an Award granted under Article VIII of the Plan.

“Plan” means the QC Holdings, Inc. 2015 Equity Incentive Plan, as amended from time to time in accordance with its terms.

“Restricted Stock Award” means an Award granted under Article IX of the Plan.

“Stock Appreciation Right” or “SAR” means an Award granted under Article VII of the Plan.

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

ARTICLE III

ADMINISTRATION

Section 3.1 Administration by Committee. The Committee shall administer the Plan. Unless otherwise provided in the bylaws of the Corporation, the Committee Charter or the resolutions adopted from time to time by the Board establishing the Committee, the Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

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Subject to the provisions of the Plan, the Committee shall have exclusive power to:

(a) Select the Eligible Persons to participate in the Plan.

(b) Determine the time or times when Awards will be made.

(c) Determine the form of an Award, whether a Stock Option, a SAR, a Restricted Stock Award, a Performance Share Award, a Cash Bonus, or Other Incentive Award established by the Committee in accordance with Article XI below, the number of shares of Common Stock subject to the Award or with reference to which the Award is determined, all the terms, conditions (including performance requirements), restrictions and limitations, if any, of an Award, including the exercise price, if applicable, the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or, with the consent of the Award recipient, amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee.

(d) Determine whether Awards will be granted singly, in combination or in tandem.

(e) Grant waivers of Plan terms, conditions, restrictions, and limitations.

(f) Accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Corporation.

(g) Correct any defect or supply appropriate text for any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Notice, or other instrument hereunder.

(h) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

The Committee shall also have the authority to grant Awards in replacement of Awards previously granted under the Plan or any other executive compensation plan of the Corporation or a Subsidiary.

Section 3.2 Committee to Make Rules and Interpret Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee’s interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

Section 3.3 Committee Members Ineligible. No Committee member shall be eligible to participate in the Plan except to the extent set forth in Section 6.3 and Article XII.

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ARTICLE IV

GRANT OF AWARDS; SHARES

SUBJECT TO THE PLAN

Section 4.1 Committee to Grant Awards. The Committee may, from time to time, grant Awards to one or more Eligible Persons, provided, however, that:

(a) Subject to Article XIII, an aggregate of three million (3,000,000) shares of Common Stock are hereby reserved for use in connection with Awards under the Plan.

(b) During any calendar year, no individual may be granted Options or other Awards under the Plan that, in the aggregate, may be settled by delivery of more than 400,000 shares of Common Stock, subject to adjustment as provided in Article XIII. In addition, with respect to Awards the value of which is based on the Fair Market Value of Common Stock and that may be settled in cash (in whole or in part), no individual may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Common Stock set forth in the preceding sentence either at the date of grant or at the date of settlement. This provision sets forth two separate limitations, so that Options or other Awards that may be settled solely by delivery of Common Stock will not operate to reduce the amount or value of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Common Stock or cash must not exceed either limitation.

(c) Any Awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of shares of Common Stock, are settled in cash in lieu of Common Stock, or are exchanged in the Committee’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan, so long as the holder of any such Award received no benefits of Common Stock ownership (including but not limited to dividends) from the shares of Common Stock related to such Award and provided that such Awards shall still count towards the holder’s maximum number of shares that may be subject to Awards during the term of the Plan as provided in paragraph (b) above. The Committee may from time to time adopt and observe such procedures concerning the counting of shares of Common Stock against the Plan maximum as it may deem appropriate.

(d) Common Stock delivered by the Corporation in payment of any Award under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Corporation or may be purchased on the open market or by private purchase.

(e) The Committee shall, in its sole discretion, determine the manner in which fractional shares arising under the Plan shall be treated.

Section 4.2 Six-Month Holding Period. With respect to Awards granted hereunder to any Insider Participant on or following the date six months prior to the date on which the Corporation shall be lawfully required to register the Common Stock pursuant to Section 12 or 15(d) of the Exchange Act, each such Award which is an “equity security” (as that term is defined in the Exchange Act) must be held and not transferred by such Insider Participant for a period of six months from the Date of Grant. Nothing in this Section 4.2 shall be deemed to prohibit the exercise of Options within the six month period following the Date of Grant, but the shares of Common Stock received by an Insider Participant pursuant to the exercise of an Option must be held and not transferred for a period of six months from the Date of Grant of the Option so exercised.

ARTICLE V

ELIGIBILITY

Eligible Persons shall be eligible to receive Awards under the Plan, as the Committee shall select from time to time. Non-Employee Directors may also participate in the Plan, but only to the extent set forth in Section 6.3 and Article XII hereof.

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Subject to the provisions of the Plan, the Committee shall, from time to time, select from the Eligible Persons those to whom Awards shall be granted and shall determine the type or types of Awards to be made and shall establish in the related Award Notices the terms, conditions, restrictions and limitations, if any, applicable to the Awards in addition to those set forth in the Plan and the administrative rules and regulations issued by the Committee.

ARTICLE VI

STOCK OPTIONS

Section 6.1 Grant of Options. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Persons (including “reload” options automatically granted upon the occurrence of specified exercises of options). These Options may be Incentive Stock Options or non-qualified Options, or a combination of each; provided, however, that Incentive Stock Options may only be granted to employees of the Corporation or its Subsidiaries. Each grant of an Option shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of Section 6.2.

Section 6.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a) Exercise Price. As limited by Section 6.2(e) below, each Option shall state the exercise price, which shall be set by the Committee in its discretion at the Date of Grant. The exercise price shall not be subject to change or “re-pricing,” subject to Section 13.1 below, after the Date of Grant and shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

(b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Corporation; (ii) in shares of Common Stock that have either (I) been owned by the Participant for more than six months and have been paid for within the meaning of SEC Rule 144 or (II) were obtained by the Participant in the public market; (iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. In addition, the Committee may allow a Participant to utilize a broker-dealer arrangement if (A) the broker-dealer is a member of the National Association of Securities Dealers, (B) the broker-dealer has received from the Participant or the Corporation a fully- and duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (C) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (D) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR, Part 220 and any successor rules and regulations applicable to such exercise (“Cashless Exercise”); provided, however, that an Insider Participant may not elect to utilize this arrangement within six months of the date the Option is granted (unless death or disability occurs prior to the expiration of such six month period). The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock in payment of the exercise price. Common Stock used to exercise an Option shall be valued at its then Fair Market Value.

(c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Committee in the Award Notice. Exercise of an Option shall be by written notice stating the election to exercise in the form and manner determined by the Committee and the date upon which such notice is received by the Corporation shall be the exercise date for the Options. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

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(d) Other Terms and Conditions. Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by the Corporation or its Subsidiaries, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) restrictions on transferability; and (vi) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time.

(e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall, in addition to being subject to all applicable terms, conditions, restrictions and limitations established by the Committee, comply with the requirements of Section 422 of the Code (or any successor section thereto), including, without limitation, the requirement that the exercise price of an Incentive Stock Option not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant (or 110% in the case of any person who directly or by attribution owns more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Subsidiary), the requirement that each Incentive Stock Option, unless sooner exercised, terminated or canceled, expire no later than 10 years (or five years in the case of any person who directly or by attribution owns more than ten percent of the combined voting power of all classes of stock of the Corporation or any Subsidiary) from its Date of Grant, and the requirement that the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan or any other plan of the Corporation or any Subsidiary) not exceed $100,000.

(f) Application of Funds. The proceeds received by the Corporation from the sale of Stock pursuant to Options will be used for general corporate purposes.

Section 6.3 Options to Non-Employee Directors. Notwithstanding any other provision herein, no Options shall be granted hereunder to Non-Employee Directors other than the Director Options granted pursuant to this Section 6.3. Director Options may be awarded at the discretion and with the approval of the Committee. Such Director Options shall be granted at such time, in such number and with such restrictions as determined by the Committee. Each Director Option shall be evidenced by an Award Notice executed by the Corporation and the Non-Employee Director, and shall include the following terms and provisions:

(a) The Option exercise price per share shall be equal to the Fair Market Value of one share of Common Stock on the date the Director Option is granted. The period within which each Option may be exercised shall expire ten years from the date the option is granted (the “Option Period”), unless ended sooner due to termination of service or death of the optionee, or if fully exercised prior to the end of such ten year period.

(b) If the directorship of an optionee is terminated within the Option Period for any reason other than (i) death of the optionee or (ii) on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion of assets or opportunities of the Corporation or any of its Subsidiaries, the Director Option may be exercised by the optionee, to the extent the optionee was able to do so at the date of termination of the directorship.

(c) If an optionee dies during the Option Period, the Director Option may be exercised, to the extent the optionee was entitled to exercise such Option at the date of his or her death, within one year after such death (if otherwise within the Option Period), by the executor or the administrator of the estate of the optionee, or by the person or persons who shall have lawfully acquired the Director Option directly from the optionee.

(d) If the directorship of the optionee is terminated within the Option Period for any of the reasons enumerated in Section 6.3(b)(ii), the Director Option shall automatically terminate as of the date of termination of such directorship.

(e) The exercise price of a Director Option may be paid: (A) in cash or by check, bank draft or money order payable to the order of the Corporation concurrently with the exercise of the option; (B) in shares of

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Common Stock that have either (I) been owned by the Non-Employee Director for more than six months and have been paid for within the meaning of SEC Rule 144 or (II) were obtained by the Non-Employee Director in the public market; (C) a combination of the foregoing; or (D) such other consideration as the Committee may deem appropriate. In addition to the foregoing, subject to the discretion of the Committee, any Option granted under the Plan may be exercised by Cashless Exercise. The Committee shall establish appropriate methods for accepting Common Stock, and may impose such conditions as it deems appropriate on the use of such Common Stock in payment of the exercise price. Common Stock used to exercise an Option shall be valued at its then Fair Market Value.

ARTICLE VII

STOCK APPRECIATION RIGHTS

Section 7.1 Grant of SARs. Awards may be granted in the form of Stock Appreciation Rights (SARs). A SAR may be granted in tandem with all or a portion of a related Option under the Plan (“Tandem SARs”), or may be granted separately (“Freestanding SARs”). A Tandem SAR may be granted either at the time of the grant of the related Option or at any time thereafter during the term of the Option. The grant of a SAR shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of this Article VII. In no event shall any SARs granted extend for a period in excess of 10 years from the Date of Grant.

Section 7.2 Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related Option is exercisable, and the “exercise price” of such a SAR shall be the exercise price under the related Option. However, at no time shall a Tandem SAR be issued if the exercise price of its related Option is less than one hundred percent (100%) of the Fair Market Value of the Stock on the Date of Grant of the Tandem SAR. If a related Option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the Option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for a grant in accordance with Article IV hereof, except to the extent any shares of Common Stock are issued to settle the SAR.

Section 7.3 Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. Except as limited by Section 6.2(a), the exercise price of a Freestanding SAR shall be set by the Committee at the Date of Grant.

Section 7.4 Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at the time the SAR by its terms remains exercisable and, if exercised, would result in a payment to the holder of such SAR.

Section 7.5 Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan. Among other conditions that may be imposed by the Committee are those requirements imposed by Rule 16b-3 of the Exchange Act, including, without limitation, the requirement that SARs (whether Freestanding or Tandem) granted to a person who is, or within the preceding six months was, an Insider Participant shall not be exercisable until the six month anniversary of the Grant Date.

Section 7.6 Exercise of SARs. A holder shall exercise his or her SARs by giving written notice of such exercise in the form and manner determined by the Committee, and the date upon which such written notice is received by the Corporation shall be the exercise date for the SARs. A SAR shall entitle the holder to receive a payment equal to the excess of the Fair Market Value of the number of shares of Common Stock covered by the

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SAR on the date of exercise over the exercise price of the SAR, multiplied by the number of shares with respect to which the SARs relate; provided, however, that the Committee may unilaterally limit the appreciation in value of the Common Stock attributable to the SAR at any time prior to its exercise.

Payment of a SAR may be in cash, in shares of Common Stock or Restricted Stock, or any combination, as the Committee shall determine. To the extent paid in shares of Common Stock or Restricted Stock, the value of the Stock or Restricted Stock so paid shall be the Fair Market Value of a share of Common Stock upon exercise of the SAR.

ARTICLE VIII

PERFORMANCE SHARE AWARD

Section 8.1 Grant of Performance Share Awards. Grants of Performance Share Awards may be made by the Committee to any Eligible Person during the term of the Plan. Each Performance Share Award shall represent one share of Common Stock. Each Performance Share shall be evidenced by an Award Notice. There may be more than one award in existence at any one time for any Participant and performance periods for separate Performance Share Awards need not be identical.

The Performance Shares will be paid out in full or in part on the basis of the performance of the Corporation following the beginning of the Corporation’s fiscal year in which the Performance Share Award is made as hereinafter set forth. In determining the size of Performance Share Awards, the Committee shall take into account a Participant’s responsibility level, performance, potential, and cash compensation level, as well as such other considerations as it deems appropriate. Performance Share Awards shall be deemed to have been made on January 1 of the year in which awards are made. If any Performance Share Award granted under the Plan shall be forfeited, canceled, or not paid out in full, such Performance Share Award may again be granted under the Plan in accordance with Article IV.

Section 8.2 Conditions of Performance Share Awards. A Performance Share Award shall be subject to the following terms and conditions:

(a) Performance Share Account. Performance Share Awards shall be credited to a Performance Share account to be maintained for each holder. Each Performance Share Award shall be deemed to be the equivalent of one share of Common Stock of the Corporation. A Performance Share Award under the Plan shall not entitle the holder to any interest in or to any dividend, voting, or other rights of a stockholder unless otherwise determined in accordance with Section 14.2. The value of the Performance Shares in a holder’s Performance Share account at the time of Award or the time of payment shall be the Fair Market Value at any such time of an equivalent number of shares of the Common Stock.

(b) Performance Period and Criteria. Performance Shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period for each Performance Share Award, the performance objectives to be achieved during the Performance Share Award period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its discretion. The Committee may revise performance objectives at such times as it deems appropriate during the Performance Share Award period in order to take into account or into consideration any unforeseen events or changes in circumstances; provided, however, that any such revision which is adverse to the holder of a Performance Share Award shall require the holder’s consent.

(c) Payment of Award. Following the end of the Performance Share Award period, the holder of a Performance Share Award shall be entitled to receive payment of an amount based on the achievement of the performance measures for such Performance Share Award period. In the event that (i) the Corporation is lawfully required to register the Common Stock pursuant to Section 12 or 15(d) of the Exchange Act; and

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(ii) a recipient of a Performance Share Award is, or within the preceding six months has been, an Insider Participant, no Performance Share Award held by such Insider Participant shall be payable within the first six months from the Date of Grant of such Performance Share Award. The payment to which a holder of a Performance Share Award shall be entitled at the end of a Performance Share Award period shall be a dollar amount equal to the Fair Market Value of the number of shares of Common Stock equal to the number of Performance Shares earned and payable to such holder; provided, however, that the Committee may unilaterally limit the appreciation in value of the Common Stock attributable to the Performance Share Award at any time prior to the end of the Performance Share Award period.

The Committee may authorize payment of a Performance Share Award in any combination of cash and shares of Common Stock or all in cash or all in Common Stock, as it deems appropriate. Such shares may include any restrictions on transfer and forfeiture provisions as the Committee, from time to time, deems appropriate.

(d) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and limitations, if any, of any Performance Share Award, provided they are not inconsistent with the Plan.

ARTICLE IX

RESTRICTED STOCK AWARDS

Section 9.1 Grant of Restricted Stock Awards. The Committee may grant a Restricted Stock Award to any Eligible Person. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine. Each Restricted Stock Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, and by an Award Notice setting forth the terms of such Restricted Stock Award.

Section 9.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a) Restriction Period. Vesting of each Restricted Stock Award shall require the holder to remain in the employment of the Corporation or a Subsidiary for a prescribed period (a “Restriction Period”). The Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof. The Committee may, in its sole discretion, modify or accelerate the vesting of a Restricted Stock Award under such circumstances as it deems appropriate.

(b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Committee shall impose such other restrictions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(c) Rights as Stockholders. During any Restriction Period, the Committee may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a stockholder with respect to said shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

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ARTICLE X

CASH BONUS

Section 10.1 Grant of Cash Bonus. The Committee may, from time to time, determine to award cash bonus payments to an Eligible Person based upon performance criteria established from time to time by the Committee (“Cash Bonus”). With respect to each such Eligible Person, the bonus awarded hereunder shall be determined in relation to such person’s level of responsibility in the Corporation or any Subsidiary and the competitive compensation practices of other major businesses, and such other factors as are deemed appropriate by the Committee.

Section 10.2 Conditions of Cash Bonus. An Award under this Article X shall be subject to the following terms and conditions:

(a) Amount of Fund. The Committee, in its discretion, shall determine the amount of the fund to be available for Cash Bonuses for any performance period.

(b) Bonuses and Performance Criteria. Cash Bonuses actually earned by and paid to Participants will be based primarily upon achievement of such Corporation and individual performance goals as the Committee may from time to time establish. The Committee may also set the performance period over which the goals so established are to be achieved.

(c) Payment of Bonus. Cash Bonuses awarded shall be made at such time as determined by the Committee following the close of the performance period to which such awards relate.

(d) Additional Terms and Conditions. The Committee may, by way of a written instrument or otherwise, determine such other terms, conditions, restrictions and limitations, if any, of any Cash Bonus, provided they are not inconsistent with the Plan.

ARTICLE XI

OTHER INCENTIVE AWARDS

Section 11.1 Grant of Other Incentive Awards. The Committee may, in its discretion, grant other types of awards of, or based on, Common Stock. Other Incentive Awards are limited to awards under which Common Stock is or may in the future be acquired. Such awards may include grants of debt securities convertible into or exchangeable for shares of Common Stock upon such conditions, including attainment of performance goals, as the Committee shall determine.

Section 11.2 Conditions of Other Incentive Awards. The Committee may prescribe limitations or conditions requiring forfeiture by the participant, or permitting repurchase by the Corporation, of Other Incentive Awards, and may at any time, if it determines such action to be in the best interests of the Corporation, accelerate or waive any such limitations or conditions. Each grant of an Other Incentive Award shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve.

Other Incentive Awards may not be sold, assigned, transferred, pledged, or encumbered except as may be provided in the Award Notice, and in no event may be transferred other than by will or by the laws of descent and distribution or be exercised, during the life of the Participant, other than by the Participant or the Participant’s guardian or legal representative.

The recipient of an Other Incentive Award will have the rights of a stockholder only to the extent, if any, specified in the Award Notice governing such Other Incentive Award.

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ARTICLE XII

NON-EMPLOYEE DIRECTOR AWARDS

Shares of restricted or unrestricted Common Stock may be awarded to Non-Employee Directors at the discretion and with the approval of the Committee. Such Awards shall be granted at such time, in such number and with such restrictions as determined by the Committee. The Committee may also, in its discretion, approve other types of Awards for Non-Employee Directors that are based on the Common Stock, including stock appreciation rights, stock performance rights and other incentive awards

Each Director Award shall be evidenced by an Award Notice executed by the Corporation and the Non-Employee Director containing the terms, conditions and restrictions of each Director Award.

ARTICLE XIII

STOCK ADJUSTMENTS

Section 13.1 Adjustment of Shares Available; Recapitalization. If the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock of rights or warrants to purchase securities of the Corporation shall be made, then there shall be substituted for or added to each share available under and subject to the Plan as provided in Article IV hereof, and each share theretofore appropriated or thereafter subject or which may become subject to Performance Share Awards, Options, SARs, Restricted Stock Awards, Other Incentive Awards, Director Shares or Director Awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the “Minimum Adjustment”). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Section 13.1 and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Section 13.1 which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award.

No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

ARTICLE XIV

GENERAL

Section 14.1 Amendment or Termination of Plan. The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, provided, however, that any

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amendment to the Plan shall require approval of the stockholders of the Corporation if, in the opinion of counsel to the Corporation, such approval is required by any section of the Exchange Act, any other Federal or state law or any regulations or rules promulgated thereunder or the rules of Nasdaq (or such other exchange on which the Common Stock is traded).

Section 14.2 Dividends and Dividend Equivalents. If an Award is granted in the form of a Performance Share Award, Restricted Stock, or an Option, the Committee may choose, at the time of the grant of such award or any time thereafter up to the time of payment of such Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents subject to such terms, conditions, restrictions, and limitations, if any, as the Committee may establish. Dividends and dividend equivalents granted hereunder shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with a Performance Share Award, be credited as additional Performance Shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Performance Share Award.

Section 14.3 Termination of Employment. If a Participant’s employment with the Corporation or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the Participant’s Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his or her death, disability, retirement, or termination for an approved reason. Such rules and regulations may include, without limitation, the method, if any, for prorating a Performance Share Award, accelerating the vesting of any Options or Restricted Stock Award, or providing for the exercise of any unexercised Options or SARs in the event of a Participant’s death, disability, retirement, or termination for an approved reason.

Section 14.4 Nonassignability. No Awards shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfers by will or the laws of descent and distribution or pursuant to a qualified domestic relations order; provided, however, that Awards (other than Incentive Stock Options) may, if permitted by the Committee, be transferred to one or more transferees during the lifetime of the Participant in connection with the Participant’s estate or tax planning, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent consistent with the registration of the offer and sale of Common Stock on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission, if applicable, as may then be filed and effective with respect to the Plan. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions hereof, shall be void and ineffective, shall give no right to any purported transferee, and may, at the sole discretion of the Committee, result in forfeiture of the Award involved in such attempt.

Section 14.5 Withholding Taxes. The Corporation shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the minimum amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation, shares of Common Stock, having a Fair Market Value, on the date of payment, equal to the minimum amount of such required withholding taxes determined on the date that the amount of tax to be withheld is to be determined; provided, however, that in the

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event the Participant is, or within the preceding six months has been an Insider Participant, such an election may not be made within six months of the date the Award is granted (unless death or disability of the Participant occurs prior to the expiration of such six month period).

Section 14.6 Change of Control. Awards granted under the Plan to any Participant may, in the discretion of the Committee, provide that (a) such Awards shall be immediately vested, fully earned, exercisable, and, in the case of Options, converted into SARs, as appropriate, upon a Change of Control Event, and (b) the Corporation shall make full payment to each such Participant with respect to any Performance Share Award, Cash Bonus or Other Incentive Award, deliver certificates to such Participant with respect to each Restricted Stock Award, and permit the exercise of Options or SARs, respectively, granted hereunder to such Participant.

Section 14.7 Forfeiture. If the employment or directorship of a Participant is terminated on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion of assets or opportunities of the Corporation or any of its Subsidiaries, any Award granted hereunder, whether and regardless of the extent to which such Award is vested, earned or exercisable, shall automatically terminate as of the date of termination of such employment or directorship.

Section 14.8 Amendments to Awards. Subject to the restriction on changing or “re-pricing” the exercise price as provided in Section 6.2(a) above, the Committee may at any time unilaterally amend the terms of any Award Notice for any Award, whether or not presently exercisable, earned, paid or vested, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant’s consent.

Section 14.9 Regulatory Approval and Listings. As soon as practicable following the date on which the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Corporation shall use its best efforts to file with the Securities and Exchange Commission, and keep continuously effective and usable, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in the Plan to the contrary, the Corporation shall have no obligation to issue or deliver certificates representing shares of Common Stock evidencing Restricted Stock Awards or any other Award relating to shares of Common Stock prior to:

(a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, and

(b) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

Section 14.10 Right to Continued Employment or other Relationship. Participation in the Plan shall not give any Eligible Person any right to remain in the employ or to continue as a consultant or director of, or maintain any other relationship with, the Corporation or any Subsidiary. The Corporation or, in the case of a Subsidiary, the Subsidiary, reserves the right to terminate any Eligible Person at any time. Further, the adoption of the Plan shall not be deemed to give any Eligible Person or any other individual any right to be selected as a Participant or to be granted an Award.

Section 14.11 Beneficiaries. Each Participant shall file with the Corporation a written designation of one or more persons as the beneficiary (the “Beneficiary”) who shall be entitled to receive the amount, if any, payable under the Plan upon his death. A Participant may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Corporation. The last such designation received by the Corporation shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Corporation prior to the Participant’s death, and in no event shall be effective as of a date prior to such receipt.

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If such Beneficiary designation is not in effect at the time of a Participant’s death, or if no designated Beneficiary survives the Participant, or such designation conflicts with law, the payment of the amount, if any, payable under the Plan upon his death shall be made to the Participant’s estate. If the Corporation is in doubt as to the right of any person to receive such amount, the Corporation may retain such amount, without liability or any interest thereon, until the rights thereon are determined, or the Corporation may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan, the Corporation and the Committee therefor.

Section 14.12 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding against such person. He or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Articles or Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify or hold harmless any such person.

Section 14.13 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Corporation and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

Section 14.14 Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Corporation or any Subsidiary.

Section 14.15 Expenses. The expenses of administering the Plan shall be borne by the Corporation subject to such allocation to its Subsidiaries as it deems appropriate.

Section 14.16 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 14.17 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Kansas except as superseded by applicable Federal law.

Section 14.18 Legal Compliance. It is the intent of the Corporation that the Plan comply in all respects with applicable provisions of Rule 16b-3 and the Sarbanes-Oxley Act of 2002 in connection with any grant of Awards to or other transaction by an Insider Participant. Accordingly, if, at such time, any provision of the Plan or any Award Notice relating to an Award does not comply with the requirements of Rule 16b-3 or the Sarbanes-Oxley Act of 2002 as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or the Sarbanes-Oxley Act of 2002.

Section 14.19 Awards Subject to Code Section 162(m).

(a) Performance Based Awards. Any Award to an Eligible Person who is a “covered employee” within the meaning of Code Section 162(m), the exercisability or settlement of which is subject to the achievement

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of performance goals, shall qualify as “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. The performance goals for such an Award shall consist of one or more of the business criteria set forth in paragraph (b), below, and a targeted level or levels of performance with respect to such criteria, as specified by the Committee in writing prior to (or, in the event the applicable performance period is one year, within 90 days after commencement of) the applicable performance period. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code and regulations thereunder. Performance goals may differ for such Awards to different Eligible Persons. The Committee shall specify the weighting to be given to each performance goal for purposes of determining the final amount payable with respect to any such Award or with respect to different Awards to the same Eligible Employee. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with such an Award, but may not exercise discretion to increase such amount. All determinations by the Committee as to the achievement of performance goals shall be certified in writing prior to payment under the Plan, in the form of minutes of a meeting of the Committee or otherwise.

(b) Business Criteria. Unless and until the Committee proposes for stockholder approval and the Company’s stockholders approve a change in the general business criteria set forth in this Section, the attainment of which may determine the amount or vesting with respect to Awards, the business criteria to be used for purposes of establishing performance goals for such Awards shall be selected from among the following alternatives, each of which may be based on absolute standards or peer industry group comparatives and may be applied at various organizational levels (e.g., corporate, business unit, division):

(i)	Total stockholder return

(ii)	Stock price increase

(iii)	Return on equity

(iv)	Return on capital

(v)	Cash flow, including operating cash flows, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital

(vi)	Economic value added

(vii)	Market share

(viii)	Client/associate satisfaction as measured by survey instruments

(ix)	Earnings per share

(x)	Revenue levels

(xi)	Personal performance

(xii)	Productivity measures

(xiii)	Diversification of business opportunities

(xiv)	Price to earnings ratio

(xv)	Expense ratios

(xvi)	Total expenditures

(xvii)	Completion of key projects

(xviii)	Employee retention

(c) In the event that Code Section 162(m) or applicable tax or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to stockholders and

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obtaining stockholder approval of such changes and without thereby exposing the Corporation to potentially adverse tax or other legal consequences, the Committee shall have sole discretion to make such changes without obtaining stockholder approval

Section 14.20 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any provision of the Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

*  *  *  *  *

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QC HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 4, 2015

10:00 a.m.

QC Holdings, Inc.

9401 Indian Creek Parkway, Suite 1500

Overland Park, Kansas 66210

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 4, 2015.

The undersigned hereby appoints Don Early and Darrin Andersen, and each of them in the order named, proxies with full power of substitution to vote all shares of Common Stock of QC Holdings, Inc. of record in the name of the undersigned at the close of business on April 16, 2015, at the Annual Meeting of Stockholders of QC Holdings, Inc. to be held on June 4, 2015, or at any adjournment or adjournments, hereby revoking all former proxies.

(Continued and to be signed on reverse side)

(Fold and Detach Here)

MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE-PAID

ENVELOPE PROVIDED.

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of Directors:	01 Don Early	04 Gerald F. Lamberti	☐ Vote FOR	☐ Vote WITHHELD
	02 Mary Lou Early	05 Jack L. Sutherland	all nominees	from all nominees
	03 Richard B. Chalker		(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the adoption of 2015 Equity Incentive Plan.	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm for the company for the year ending December 31, 2015.	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Transact any other business properly introduced at the meeting.

(PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED)

(Fold and Detach Here)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box	☐ Indicate changes below:	Date

Signature(s) in Box
Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.